UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐ Soliciting Material Pursuant to §240.14a-12.

ADMA BIOLOGICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADMA BIOLOGICS, INC.
465 State Route 17 South
Ramsey, New Jersey 07446

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 19, 2014

Dear Stockholder:

You are cordially invited to the annual meeting of Stockholders (the “Annual Meeting”) of ADMA Biologics, Inc.  (the “Company”).  The Annual Meeting will be held at 10:00 a.m. Eastern Time on June 19, 2014 at the offices of Dentons US LLP at 1221 Avenue of the Americas, New York, New York 10020 for the following purposes:

1.      to elect two Class I directors to serve on the Company’s Board of Directors (the “Board”) for a term of three years, until their successors are elected and qualified (referred to as “Proposal No. 1”);

2.      to approve the ADMA Biologics, Inc. 2014 Omnibus Incentive Compensation Plan (the “2014 Plan”) (referred to as “Proposal No. 2”);

3.      to ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 (referred to as “Proposal No. 3”); and

4.      to transact such other business as may properly come before the Annual Meeting and any meeting following postponement or adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this Notice.

The Board has set the close of business on April 25, 2014 as the record date for determining Stockholders entitled to notice of and to vote at the Annual Meeting.  A list of the Stockholders as of the record date will be available for inspection by Stockholders, for any purpose germane to the Annual Meeting, at the Company’s offices and at the offices of Continental Stock Transfer & Trust Company, the Company’s independent stock transfer agent, during normal business hours for a period of 10 days prior to the Annual Meeting.  The list will also be available for inspection by Stockholders at the Annual Meeting.

All Stockholders are invited to attend the Annual Meeting in person.  Regardless of whether you plan to attend the Annual Meeting, we hope you will vote as soon as possible.  You may vote by mail by following the instructions on the proxy card or voting instruction card.  Voting by written proxy or voting instruction card will ensure your representation at the Annual Meeting regardless of whether you attend in person.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting to be Held on June 19, 2014:

The Proxy Statement and Annual Report to Stockholders are Available at www.admabiologics.com

By Order of the Board,

/s/ Adam S. Grossman Adam S. Grossman President and Chief Executive Officer

May 16, 2014
Ramsey, New Jersey

Page

PROXY STATEMENT	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	2
PROPOSAL NO. 1: ELECTION OF DIRECTORS	6
PROPOSAL NO. 2: APPROVAL OF THE ADMA BIOLOGICS, INC. 2014 OMNIBUS INCENTIVE COMPENSATION PLAN	7
PROPOSAL NO. 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14
CORPORATE GOVERNANCE	17
DIRECTOR INDEPENDENCE	17
NOMINATING RIGHTS	17
MEETINGS OF THE BOARD AND ITS COMMITTEES	17
BOARD COMMITTEES	17
CODE OF ETHICS	19
STOCKHOLDER COMMUNICATIONS	20
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	21
EXECUTIVE OFFICERS AND DIRECTOR AND OFFICER COMPENSATION	25
DIRECTOR COMPENSATION	25
EXECUTIVE OFFICERS	26
EXECUTIVE COMPENSATION	27
EQUITY INCENTIVE PLAN	32
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE	33
THE MERGER	33
CHANGE IN MANAGEMENT	34
RECENT FINANCINGS	34
SHARED SERVICES AGREEMENT AND OTHER ARRANGEMENTS	37
STOCKHOLDER PROPOSALS AND OTHER INFORMATION	37
ANNUAL REPORT	38
EXPENSES AND SOLICITATION	38

i

ADMA BIOLOGICS, INC.

PROXY STATEMENT

Our Board is providing these proxy materials to you in connection with the solicitation of proxies by ADMA Biologics, Inc. on behalf of the Board for use at the 2014 Annual Meeting of the Company, which will take place at 10:00 a.m. Eastern Time on June 19, 2014, at the offices of Dentons US LLP at 1221 Avenue of the Americas, New York, New York 10020, and any adjournment or postponement thereof.

The Company intends to mail this proxy statement and the accompanying proxy card, together with the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, on or about May 16, 2014 to each Stockholder entitled to vote at the Annual Meeting.

Our Annual Report on Form 10-K for the year ended December 31, 2013 as well as this proxy statement are also available through the Securities and Exchange Commission’s EDGAR system at http://www.sec.gov.

In this proxy statement, unless the context otherwise requires, references to “ADMA,” “ADMA Biologics,” the “Company,” “we,” “us” and “our” refer to ADMA Biologics, Inc., a Delaware corporation, as well as its subsidiary, ADMA Plasma Biologics, Inc., a Delaware corporation, taken as a whole, and also refer to the operations of ADMA Plasma Biologics, Inc. prior to the merger on February 13, 2012, which resulted in ADMA Plasma Biologics, Inc. becoming our wholly-owned subsidiary.  In each case, references to ADMA Plasma Biologics, Inc. also include its subsidiary ADMA BioCenters Georgia, Inc., or ADMA BioCenters, a Delaware corporation.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We sent this proxy statement and the enclosed proxy card because the Board of the Company is soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement thereof.  The Annual Meeting will be held on June 19, 2014 at the offices of Dentons US LLP at 1221 Avenue of the Americas, New York, New York 10020.  You are invited to attend the Annual Meeting and we request that you vote on the proposals described in this proxy statement.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card, as discussed below.

Who is entitled to vote at and attend the Annual Meeting?

Only Stockholders of record and beneficial owners of the Company’s common stock at the close of business on the record date, April 25, 2014, are entitled to receive notice of, to vote at and attend the Annual Meeting.  Each outstanding share of the Company’s common stock entitles its holder to cast one vote on each matter to be voted upon.

What is the difference between holding shares of common stock as a holder of record and as a beneficial owner?

Certain of our stockholders hold or may in the future hold their shares of common stock beneficially through a broker or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares owned beneficially and those held of record.

Beneficial Owner:  If your share of common stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card by your broker, trustee or other nominee, as the case may be.  As the beneficial owner, you have the right to direct your broker, trustee or other nominee how to vote.  The voting instruction card from your broker, trustee or other nominee contains voting instructions for you to use in directing the broker, trustee or other nominee how to vote your shares.

Because a beneficial owner is not the stockholder of record, you may not vote your shares of common stock in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

Stockholder of Record: If your shares of common stock are registered directly in your name with us or our stock transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares and these proxy materials are being sent directly to you by the Company.  As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.  We have enclosed or sent a proxy card for you to use.

What do I need to do to attend the Annual Meeting and when should I arrive?

In order to be admitted to the Annual Meeting, a Stockholder must present proof of ownership of their shares on the record date.  Any holder of a proxy from a Stockholder must present the proxy, properly executed to be admitted.  Stockholders and proxyholders must also present a form of valid, government-issued photo identification, such as a driver’s license or passport.  These items must be presented in order to be admitted to the Annual Meeting.  Expired forms of identification will not be accepted.

If you do not bring proof of ownership of common stock on the record date, you will not be admitted to the Annual Meeting.  If you are a beneficial owner of common stock and your shares are held in the name of a broker, trustee or other nominee, a brokerage statement or letter from a bank or broker detailing ownership of the common stock as of the record date is an example of proof of ownership.

What constitutes a quorum?

The presence of a quorum is required for business to be conducted at the Annual Meeting.  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding as of the record date and entitled to vote shall constitute a quorum.  As of the record date, 9,291,823 shares of common stock were outstanding and entitled to vote.  If you submit a properly executed proxy card, regardless of whether you abstain from voting, you will be considered in determining the presence of a quorum.

How do I vote?

You may vote in person at the Annual Meeting or by mail.  If you hold your shares of common stock in “street name” through a broker, trustee or other nominee, you must vote in accordance with the voting instructions provided to you by such broker, trustee or other nominee.

Voting by Mail:  If you are a holder of record of common stock and choose to vote by mail, simply complete, sign and date your proxy card and mail it in the accompanying pre-addressed envelope.  Proxy cards submitted by mail must be received by our Office of the Secretary prior to the Annual Meeting in order for your shares to be voted.  If you hold common stock beneficially in street name and choose to vote by mail, you must complete, sign and date the voting instruction card provided by your broker, trustee or other nominee and mail it in the accompanying pre-addressed envelope within the specified time period.

Voting in Person at the Annual Meeting:  If you are a record holder of common stock, you may attend and vote in person at the Annual Meeting.  If you are a beneficial owner of common stock held in the name of a broker, trustee or other nominee, you must obtain a “legal proxy,” executed in your favor, from such broker, trustee or other nominee to be able to vote in person at the Annual Meeting.  You should allow yourself enough time prior to the Annual Meeting to obtain this “legal proxy” from the holder of record.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions by mail as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.  Any vote properly cast at the Annual Meeting will supersede any previously submitted proxy or voting instructions.  For additional information, please see “Can I change my vote or revoke my proxy after I return my proxy card?” below.

How does the Board recommend I vote on the proposals?

The Board’s recommendations are set forth after the description of each proposal in this proxy statement.  In summary, the Board recommends a vote:

•	“FOR” the election of the two directors to serve on the Company’s Board as Class I directors for a term of three years, until their successors are elected and qualified (see Proposal No. 1).

•	“FOR” the approval of the ADMA Biologics, Inc. 2014 Plan (see Proposal No. 2).

•	“FOR” the ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 (see Proposal No. 3).

How will my shares of common stock be voted if I do not indicate a vote on my proxy card?

Your shares will be voted as you indicate on the proxy card or voting instruction form, as applicable.  If you return your signed proxy card but do not mark the boxes indicating how you wish to vote, your shares will be voted as recommended by the Board on those items.  See the question above entitled “How does the Board recommend I vote on the proposals?”

Your shares will be voted in accordance with the discretion of the proxyholders as to any other matter that is properly presented at the Annual Meeting.

Can I change my vote or revoke my proxy after I return my proxy card?

Yes.  Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the Annual Meeting.  If you are a stockholder of record as of the record date, regardless of the way in which you submitted your original proxy, you may change it by:

•	Returning a later-dated signed proxy card to us prior to the Annual Meeting at 465 State Route 17 South, Ramsey, New Jersey 07446, Attention: Office of the Secretary;

•	Delivering a later-dated written notice of revocation to us prior to the Annual Meeting at 465 State Route 17 South, Ramsey, New Jersey 07446, Attention: Office of the Secretary; or

•	Attending the Annual Meeting and properly voting in person.

Alternatively, you may hand deliver a later-dated written notice of revocation, or later-dated signed proxy to the Secretary at the Annual Meeting before we begin voting.

If your shares of common stock are held through a broker, trustee or other nominee, you will need to contact that nominee if you wish to change your voting instructions.  You may also vote in person at the Annual Meeting if you obtain a “legal proxy” as described in the answer to the question above entitled “How do I vote?  —Voting in Person at the Annual Meeting.”  Mere attendance at the Annual Meeting will not cause your previously granted proxy to be revoked.

What vote is required to approve each proposal?

Election of Directors.  For Proposal No. 1, directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.  Thus, the two nominees with the greatest number of votes will be elected.  Withheld votes will have no effect on the election of Class I directors.

Approval of the 2014 Plan.  For Proposal No. 2, holders of a majority of the votes cast will be required for approval. A majority of votes cast means that the number of votes cast “for” must exceed the number of votes “against.”

Ratification of the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm.  For Proposal No. 3, a majority of the votes cast will be required for approval.  A majority of votes cast means that the number of votes cast “for” must exceed the number of votes “against.”  Abstentions will have no effect on Proposal No. 3, as they are not counted as votes cast.  Notwithstanding the vote standards described for this Proposal No. 3, please be advised that Proposal No. 3 is advisory only and will not be binding on the Company or the Board and will not create or imply any change in the fiduciary duties of, nor impose any additional fiduciary duty on, the Company or the Board.  However, the Board and/or the Audit Committee, as the case may be, will take into account the outcome of the votes when considering what action, if any, should be taken in response to the advisory vote by Stockholders.

A “broker non-vote” would occur only if a broker, trustee or other nominee does not have discretionary authority and has not received instructions with respect to a particular item from the beneficial owner or other person entitled to vote such shares.  Brokers will have discretionary voting power to vote shares for which no voting instructions have been provided by the beneficial owner with respect to Proposal No. 3.  Brokers will not have discretionary voting power to vote shares with respect to Proposals No. 1 and 2.  Broker non-votes will have no effect on Proposal No. 1 and Proposal No. 2.

What happens if additional matters are presented at the Annual Meeting?

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting.  If you grant a proxy, the persons named as proxyholders will have the discretion to vote your shares of common stock on any additional matters properly presented for a vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting.  If, for any reason, any of our nominees for director is not available as a candidate for director, the persons named as proxyholders will vote your proxy for such other candidate or candidates as may be nominated by the Board, or the size of the Board will be reduced.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies.  Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise.  We are required to request that any brokers, trustees and other nominees who hold shares in their names furnish our proxy materials to the beneficial owners of the shares, and we must reimburse these brokers, trustees and other nominees for the expenses of doing so in accordance with statutory fee schedules.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

The Company’s Board is divided into three classes serving terms of one to three years. The Class I directors, whose terms of office will expire in 2014, are Dr. Dov A. Goldstein and Mr. Bryant E. Fong. At the meeting, the stockholders will be asked to elect two directors.  The Board has nominated, upon the recommendation of our nominating and corporate governance committee, the two members of the Board named below.  Proxies solicited by the Board will, unless otherwise directed, be voted to elect the two nominees named below. Each nominee is currently serving as a director of the Company and has indicated a willingness to continue to serve.  In case any nominee is not a candidate at the meeting, the proxies named in the enclosed form of proxy intend to vote in favor of the remainder of the nominees and to vote for a substitute nominee in their discretion in such class, as they shall determine.  Information regarding the nominees as of April 25, 2014 is set forth below.

NOMINEES

CLASS I DIRECTORS

Dov A. Goldstein, M.D., 45 – Director

Dr. Goldstein has been a director of ADMA since 2007.  Dr. Goldstein has been a partner at Aisling Capital since 2008 and was employed as a principal at Aisling Capital from 2006 to 2008.  From 2000 to 2005, Dr. Goldstein served as Chief Financial Officer of Vicuron Pharmaceuticals, Inc., which was acquired by Pfizer, Inc. in September 2005. Prior to joining Vicuron, Dr. Goldstein was Director of Venture Analysis at HealthCare Ventures. Dr. Goldstein also completed an internship in the Department of Medicine at Columbia-Presbyterian Hospital. Dr. Goldstein serves as a director of Cempra, Inc. and Esperion Therapeutics, Inc.  Dr. Goldstein received a B.S. from Stanford University, an M.B.A. from Columbia Business School and an M.D. from Yale School of Medicine. ADMA believes that Dr. Goldstein’s medical training, his experience in the biopharmaceutical industry as a venture capital investor, as an executive of Vicuron and a member of the boards of directors of other biopharmaceutical companies, as well as his valuable perspective on ADMA’s business, give him the qualifications and skills to serve as a director.

Bryant E. Fong, 41 – Director

Mr. Fong, who became a director of ADMA in May 2012, is a founding Managing Director at Biomark Capital, a life sciences private equity fund formed in 2013. Prior to BioMark Capital, Mr. Fong was a Managing Director and General Partner at Burrill & Company, where he spent almost 16 years investing in and managing investments in private and public companies in the biotechnology industry. Some of Mr. Fong’s most notable investments include Pharmasset (VRUS), Novadaq Technologies (NVDQ), Galapagos (GLPG), Ceptaris Therapeutics and Ferrokin Biosciences. In addition, Mr. Fong has played key roles in the formation of a number of portfolio companies including serving as Nora Therapeutic’s first president and founder and initial CEO of i2Dx. Prior to joining Burrill & Company, Mr. Fong held positions as a research scientist with two early stage biotechnology companies located in the San Francisco Bay Area. Mr. Fong currently serves on the boards of directors of a number of private life science companies. Mr. Fong earned his B.S. with honors in Molecular and Cell Biology-Biochemistry from the University of California, Berkeley. He was chosen by Biomark Capital to serve on the Board of Directors because of his extensive experience in the biotechnology industry.

The Board unanimously recommends that Stockholders vote “FOR” the election of each of the nominees for director named above.

PROPOSAL NO. 2:
APPROVAL OF THE ADMA BIOLOGICS, INC. 2014 OMNIBUS INCENTIVE COMPENSATION PLAN

Proposal

Our Board has unanimously approved and recommended that the stockholders approve the ADMA Biologics, Inc. 2014 Omnibus Incentive Compensation Plan (the “2014 Plan”), which is attached to this proxy as Appendix A.

The following description of the 2014 Plan is a summary, does not purport to be a complete description of the 2014 Plan and is qualified in its entirety by the full text of the 2014 Plan.

Description of the 2014 Plan

The 2014 Plan covers the grant of awards to employees (including officers), non-employee consultants and non-employee directors of the Company or affiliates of the Company. Awards under the 2014 Plan may consist of shares of common stock for delivery in settlement of awards (including incentive stock options).

Purpose

The 2014 Plan includes broad and comprehensive equity awards intended to give to the Board and the Company’s Compensation Committee (the “Compensation Committee”) flexibility to (i) allow selected employees of and consultants to the Company and its subsidiaries to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its subsidiaries in attracting new employees, officers and consultants and retaining existing employees and consultants; (ii) provide annual cash incentive compensation opportunities that are competitive with those of other peer corporations; (iii) optimize the profitability and growth of the Company and its subsidiaries through incentives which are consistent with the Company’s goals; (iv) provide grantees with an incentive for excellence in individual performance; (v) promote teamwork among employees, consultants and non-employee directors; and (vi) attract and retain highly qualified persons to serve as non-employee directors and to promote ownership by such non-employee directors of a greater proprietary interest in the Company, thereby aligning such non-employee directors’ interests more closely with the interests of the Company’s stockholders.

New Plan Benefits

Other than as set forth in the New Plan Benefits Table below, in view of the discretionary authority vested in the Compensation Committee of the Board and the full Board under the 2014 Plan and because any benefit under the 2014 Plan may depend on a variety of factors, including the value of our common stock from time to time, it is not possible to estimate or determine the number of shares or the value of any awards that may be made to any of our directors, executive officers or employees under the 2014 Plan if it is approved by our stockholders.

On February 21, 2014, the Board approved, subject to stockholder approval of the 2014 Plan at the Annual Meeting, the following stock options to purchase an aggregate of  221,932 shares of the Company's common stock. Absent approval of the 2014 Plan by our stockholders, these stock options will be canceled. Accordingly, stockholder approval of the 2014 Plan has the effect of ratifying these stock options.

ADMA Biologics, Inc. 2014 Omnibus Incentive Compensation Plan
New Plan Benefits Table

Name and Position	Number of Stock Options
Adam S. Grossman, President and Chief Executive Officer	99,309
Brian Lenz, Chief Financial Officer	39,032
James Mond, M.D., Ph.D., Chief Scientific and Medical Officer	29,591
Executive Group	167,932
Non-Executive Director Group	54,000
Non-Executive Officer Employee Group	0

On February 21, 2014, the Board approved, subject to stockholder approval of the 2014 Plan at the Annual Meeting, incentive stock options to purchase an aggregate of 167,932 shares of the Company's common stock under the 2014 Plan, to three of its executive officers. Options to purchase 99,309 shares were approved by the Board for the Company’s President and Chief Executive Officer, Adam S. Grossman; options to purchase 39,032 shares were approved by the Board for the Company’s Chief Financial Officer, Brian Lenz; and options to purchase 29,591 shares were approved by the Board for the Company's Chief Scientific and Medical Officer, James Mond, M.D., Ph.D. The options will vest over a period of four years and are exercisable at a price per share of $8.50, the closing price of the Company’s common stock on the OTC Bulletin Board on February 21, 2014. Stockholder approval of the 2014 Plan at the Annual Meeting has the effect of ratifying these incentive stock option grants.

On February 21, 2014, the Board approved, subject to stockholder approval of the 2014 Plan at the Annual Meeting, non-qualified stock options to purchase 9,000 shares of the Company's common stock under the 2014 Plan, to each of its six non-employee directors. The options will vest over a period of 24 months and terminate 12 months following separation and are exercisable at a price per share of $8.50, the closing price of the Company’s common stock on the OTC Bulletin Board on February 21, 2014. Stockholder approval of the 2014 Plan at the Annual Meeting has the effect of ratifying these non-qualified stock option grants.

Administration of the 2014 Plan

The 2014 Plan will be administered by the Compensation Committee of the Board or by the full Board.  The Compensation Committee may delegate any or all of its administrative authority to the Chief Executive Officer or to a management committee except with respect to awards to executive officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and awards that are intended to comply with the performance-based exception to tax deductibility limitations under Section 162(m) of the Internal Revenue Code. In addition, the full Board must serve as the Compensation Committee with respect to any awards to non-employee directors.

The stock delivered to settle awards made under the 2014 Plan may be authorized and unissued shares or treasury shares, including shares repurchased by the Company for purposes of the 2014 Plan. If any shares subject to any award granted under the 2014 Plan (other than a substitute award) is forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to the Company due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the 2014 Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will continue to be treated as having been delivered under the 2014 Plan and will not again be available for grant under the 2014 Plan.

If a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of shares or other securities of the Company, or other rights to purchase shares of the Company’s securities or other similar transaction or event affects the common stock of the Company such that the Compensation Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the 2014 Plan, the Compensation Committee may make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to awards (whether or not then outstanding) and the related exercise price relating to an award.

The maximum number of shares of common stock that may be subject to awards granted to any individual in a single calendar year may not exceed one million shares. In addition, the maximum value of all awards to be settled in cash or property other than the Company’s common stock that may be granted to any individual in a single calendar year may not exceed $1.0 million. These limitations apply to the calendar year in which the awards are granted and not the year in which such awards settle.

Types of Awards

The 2014 Plan permits the granting of any or all of the following types of awards to all grantees:

•	stock options, including incentive stock options, or ISOs;

•	stock appreciation rights, or SARs;

•	restricted stock;

•	deferred stock and restricted stock units; and

•	other stock-based awards.

Generally, awards under the 2014 Plan may be granted for no consideration other than prior and future services. Awards granted under the 2014 Plan may, in the discretion of the Compensation Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the 2014 Plan or other plan; provided, however, that if an SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term and the exercise price of the SAR may not be less than the exercise price of the ISO. The material terms of each award will be set forth in a written award agreement between the grantee and the Company.

Stock Options and SARs. The Compensation Committee will be authorized to grant SARs and stock options (including ISOs except that an ISO may only be granted to an employee of the Company or one of its subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of common stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. An SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share. The exercise price of an option or an SAR will be determined by the Compensation Committee and set forth in the award agreement but the exercise price may not be less than the fair market value of a share of common stock on the grant date. The term of each option or SAR is determined by the Compensation Committee and set forth in the award agreement, except that the term may not exceed 10 years.  Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), by delivering shares of the Company’s common stock previously owned by the grantee, or with the approval of the Compensation Committee, by delivery of shares of common stock acquired upon the exercise of such option or by delivering restricted shares. The Compensation Committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to the Company.

Restricted Shares. The Compensation Committee may award restricted shares consisting of shares of common stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Compensation Committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement. Upon termination of the grantee’s affiliation with the Company during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.

Restricted Stock Units and Deferred Stock. The Compensation Committee would also be able to grant restricted stock unit awards and/or deferred stock awards. A deferred stock award is the grant of a right to receive a specified number of shares of common stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Internal Revenue Code. A restricted stock unit award is the grant of a right to receive a specified number of shares of common stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award.

Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership. The award agreement will provide whether grantees may receive dividend equivalents with respect to restricted stock units or deferred stock, and if so, whether such dividend equivalents are distributed when credited or deemed to be reinvested in additional shares of restricted stock units or deferred stock.

Other Stock-Based Awards. In order to enable the Company to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 2014 Plan authorizes the Compensation Committee to grant awards that are valued in whole or in part by reference to or otherwise based on the Company’s securities. The Compensation Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Awards may be settled in cash, stock, other awards or other property, in the discretion of the Compensation Committee.

Awards Meeting the Performance-Based Compensation Exception Under Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code provides that the Company is not entitled to claim a tax deduction for compensation in excess of $1.0 million to the chief executive officer and the 3 other highest paid officers of the Company (other than the chief financial officers) in any tax year. For purposes of applying this deduction limit, the Company may exclude performance-based compensation that meets certain conditions. If the Compensation Committee decides to grant an award that meets the “performance-based” exception under Section 162(m) of the Internal Revenue Code, it will require satisfaction of pre-established objective performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition for the grant of any incentive award or for the exercise or settlement of an incentive award granted under the 2014 Plan.

The performance measure(s) that may be used for purposes of any awards (other than stock options or SARs) that are intended to satisfy the “performance based” exception to tax deductibility limitations under Code Section 162(m) will be chosen from among the following: the attainment by a share of common stock of a specified fair market value for a specified period of time or within a specified period of time; earnings per share; earnings per share from continuing operations; total stockholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital; operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development. The applicable performance measure for options and SARs is the appreciation in the value of the stock after the date of grant.

Applicable performance measures may be applied on a pre- or post-tax basis. In addition, the Compensation Committee may provide that the formula for such award may include or exclude certain items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.

The Compensation Committee has the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that awards which the Compensation Committee intends to qualify for the performance-based exception to the tax deduction limitations under Section 162(m) of the Internal Revenue Code may not be adjusted upward unless the Compensation Committee intends to amend the award to no longer qualify for the performance-based exception. The Compensation Committee retains the discretion in all events to adjust such awards downward.

Number of Shares Available for Grant Under the 2014 Plan—Evergreen Provision

The maximum number of shares reserved for delivery under the 2014 Plan shall be:

(a)           800,000 shares; plus

(b)           an annual increase to be added as of the first day of the Company’s fiscal year, beginning in 2015 and occurring each year thereafter through 2020, equal to the least of (i) 200,000 shares, (ii) 1% of the outstanding shares of common stock as of the end of the Company’s immediately preceding fiscal year, and (iii) any lesser number of shares determined by the Board; provided, however, that the aggregate number of shares available for issuance pursuant to such increases shall not exceed a total of 800,000 shares.

Change of Control

If there is a merger or consolidation of the Company with or into another corporation or a sale of substantially all of its stock (a “Corporate Transaction”) and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the Compensation Committee would be able to cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Compensation Committee accelerates the vesting of any such awards) and with respect to any vested and nonforfeitable awards, the Compensation Committee may either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction.  If an exercise price of the option or SAR exceeds the fair market value of the Company’s common stock and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee.

Federal Income Tax Consequences

The discussion below is a summary of the federal income tax consequences that may result in connection with a grantee’s participation in the 2014 Plan and is based on current statutes, regulations and interpretations, all of which are subject to change, possibly with retroactive effect. The description does not include foreign, state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to an insider (directors, executive officers or greater than 10 percent stockholders of the Company).

Incentive Stock Options (ISOs). In general, an employee of the Company (or any subsidiary corporation) will not recognize federal taxable income upon the grant or the exercise of an ISO, and the Company will not be entitled to an income tax deduction upon the grant or the exercise of an ISO. For purposes of the alternative minimum tax, however, a grantee will be required to treat an amount equal to the difference between the fair market value of the common stock on the date of exercise over the exercise price as an item of adjustment in computing his or her alternative minimum taxable income. If the grantee does not dispose of the common stock received pursuant to the exercise of an ISO within two years after the date of the grant of the ISO or within one year after the date of exercise of the ISO, a subsequent disposition of the common stock generally will result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and the exercise price of the option. The Company will not be entitled to any income tax deduction as a result of such disposition.

If the grantee disposes of the common stock acquired upon exercise of the ISO within two years after the date of the grant of the ISO or within one year after the date of exercise of the ISO, then in the year of such disposition, the grantee generally will recognize ordinary income, and the Company will be entitled to an income tax deduction in an amount equal to the lesser of: (1) the excess of the fair market value of the common stock on the date of exercise over the exercise price; or (2) the amount realized upon disposition over the exercise price. Any gain in excess of such amount recognized by the eligible employee as ordinary income will be taxed to the eligible employee as short-term or long term capital gain (depending on the period of time the eligible employee held the common stock). To the extent that an employee exercises an ISO more than three months after he or she is no longer an employee of the Company or any of its subsidiary corporations, the ISO will no longer be treated as an ISO and will be subject to taxation as a non-statutory option.

Non-Statutory Options. A grantee will not recognize any federal taxable income upon the grant of a non-statutory option, and the Company will not be entitled to an income tax deduction at the time of such grant. Upon the exercise of a non-statutory option, the grantee generally will recognize ordinary income and the Company will be entitled to take an income tax deduction in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the common stock by the grantee, he or she will recognize short-term or long-term capital gain or loss (depending on the period of time the grantee held the common stock).

Stock Appreciation Rights (SARs). A grantee will recognize ordinary income for federal income tax purposes upon the exercise of an SAR for cash, common stock or a combination of cash and common stock, and the amount of income that the grantee will recognize will equal the sum of the amount of cash, if any, and the fair market value of the common stock, if any, that he or she receives as a result of such exercise. The Company generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the grantee in the same taxable year in which the grantee recognizes such income.

Restricted Stock. A grantee is not subject to any federal income tax when restricted stock is granted, nor is the Company entitled to an income tax deduction at such time, unless the restrictions on the common stock do not represent a “substantial risk of forfeiture” or the stock is “transferable,” each within the meaning of Section 83 of the Internal Revenue Code. Common stock that is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Internal Revenue Code is considered to be “transferable” if the transferee would not be subject to such risk of forfeiture after such transfer. The grantee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of common stock determined on the date the restricted stock is no longer subject to a substantial risk of forfeiture or becomes transferable, whichever comes first, over the amount, if any, paid for such shares. The Company will receive a corresponding tax deduction (provided that the restricted stock is not otherwise subject to the limitations of Section 162(m) of the Internal Revenue Code), when the grantee recognizes ordinary income with respect to such restricted stock.

Deferred Stock, Restricted Stock Units and Other Stock-Based Awards. A grantee will not recognize any federal taxable income upon the grant of deferred stock, restricted stock units or other stock-based awards, and the Company will not be entitled to an income tax deduction at the time of such grant. Upon settlement of deferred stock, restricted stock units or other stock-based awards in cash, the grantee will include the amount paid as ordinary income in the year the payment was received; if payment is made in stock, the grantee will include as ordinary income in the year of receipt an amount equal to the fair market value of the shares received. In each case, the Company will receive a corresponding tax deduction (provided that the award is not otherwise subject to the limitations of Section 162(m) of the Internal Revenue Code), when the amount is recognized by the grantee as ordinary income. At the time of a subsequent sale or disposition of any shares of the Company’s common stock issued in connection with such an award, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the shares were received.

Excise Tax on Parachute Payments. Parachute payments are payments to employees or independent contractors who also are officers, stockholders or highly compensated individuals that are contingent upon a change in ownership or control of the Company. In certain circumstances the grant, vesting, acceleration or exercise of options or other incentive awards could be treated as contingent on a change in ownership or control for purposes of determining the amount of a parachute payment. All or a portion of that parachute payment may be considered an excess parachute payment. If an individual were found to have received an excess parachute payment, he or she would be subject to a special 20 percent excise tax on the amount of the excess parachute payments, and the Company would not be allowed to claim any deduction with respect to such payments.

Limitations on Deductions. Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to our chief executive officer and any of our three other most highly compensated executive officers (other than the chief financial officer) serving on the last day of the fiscal year and listed as “named executive officers” in our proxy statement (“covered employees”). The limit is generally $1.0 million. Compensation that qualifies as performance-based compensation is excluded from the $1.0 million deductibility cap of Section 162(m) of the Internal Revenue Code and therefore remains fully deductible by the Company. Stock options and SARs granted under the 2014 Plan will qualify as such performance-based compensation. The Compensation Committee may also condition other awards intended to qualify as performance-based compensation upon achievement of pre-established performance goals granted to Company employees whom the Committee expects to be covered employees at the time the compensation is received. Generally, time-vested awards under the 2014 Plan, such as restricted stock and time-vested stock units, will not qualify as performance-based compensation, so that compensation paid to covered employees in connection with such awards, to the extent it and other compensation subject to the Code Section 162(m) deductibility cap exceed $1.0 million in a given year, may not be deductible by the Company.

A number of requirements must be met in order for particular compensation to qualify as performance-based, including a requirement that the performance measures used to measure performance must be approved by our stockholders. Accordingly, we are seeking stockholder approval of the following performance measures described above under the heading “Awards Meeting the Performance-Based Compensation Exception Under Section 162(m) of the Internal Revenue Code” in order to permit awards to comply with the performance-based compensation requirements of Code Section 162(m). Although the 2014 Plan permits the Compensation Committee to grant incentive awards that will meet the performance-based exemption, there can be no assurance that all such awards under the 2014 Plan will meet the performance-based exemption or that all awards will be fully deductible under all circumstances.

Deferred Compensation Under Section 409A of the Internal Revenue Code. Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Section 409A of the Internal Revenue Code. Section 409A generally imposes accelerated inclusion in income and tax penalties on the recipient of deferred compensation that does not satisfy the requirements of Section 409A. Options, SARs and restricted stock granted under the 2014 Plan will typically be exempt from Section 409A. Other awards, such as deferred stock, may result in the deferral of compensation depending on their terms. Awards that may result in the deferral of compensation are intended to be structured to meet applicable requirements under Section 409A.

The Board unanimously recommends that Stockholders vote “FOR” the approval of the ADMA Biologics, Inc. 2014 Omnibus Incentive Compensation Plan.

PROPOSAL NO. 3:
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.  In connection with this appointment, CohnReznick LLP will examine and report to Stockholders on the consolidated financial statements of the Company and its subsidiaries for 2014.

Although not required, the Board has put this proposal before the Stockholders because it believes that seeking Stockholders’ ratification of the Audit Committee’s appointment of our independent registered public accounting firm is good corporate practice.  This vote is only advisory, however, because the Audit Committee has the sole authority to retain and dismiss our independent registered public accounting firm.  If the appointment of CohnReznick LLP is not ratified, the Audit Committee will evaluate the basis for the Stockholders’ vote when determining whether to continue the firm’s engagement.  Even if the appointment is ratified, the Audit Committee in its sole discretion may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its Stockholders.

Representatives of CohnReznick LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions from Stockholders.  They also will have the opportunity to make a statement if they desire to do so.

The Board unanimously recommends that Stockholders vote “FOR” the ratification of the Audit Committee’s appointment of CohnReznick LLP as our independent registered public accounting firm for 2014.

Principal Accountant Fees and Services

Audit Fees, Audit Related Fees, Tax Fees and Other Fees

During the fiscal years ended December 31, 2012 and December 31, 2013, the Company had retained CohnReznick LLP, to provide audit and other services as follows:

	2012	2013
Audit Fees (1)	$181,514	$354,126
Audit Related Fees (2)	-	-
Tax Fees (3)	-	12,000
All Other Fees (4)	-	-
TOTAL	$181,514	$366,126

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements included in our Annual Report on Form 10-K, the review of the interim consolidated financial statements included in our Quarterly Reports on Form 10-Q, the professional services rendered related to the Company’s registration statements in connection with its initial public offering, comfort letters and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.  For the fiscal years ended December 31, 2012 and 2013, fees for professional services billed by CohnReznick LLP were $181,514 and $354,126, respectively.

(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”  This category includes fees related to non-routine SEC filings.  For the fiscal years ended December 31, 2012 and 2013, fees for professional services billed by CohnReznick LLP were $0 and $0, respectively.

(3) Tax Fees were billed for services including assistance with tax compliance and the preparation of tax returns, tax consultation services, assistance in connection with tax audits and tax advice related to mergers, acquisitions and dispositions.  For the fiscal years ended December 31, 2012 and 2013, fees for professional services billed by CohnReznick LLP were $0 and $12,000, respectively.

(4) All Other Fees were $0 for each of the fiscal years ended December 31, 2012 and 2013.

Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee requires pre-approval of all audit and non-audit services in one of two methods.  Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act to the Company’s management.  Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit).  The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Report

The Audit Committee reviews our financial reporting process on behalf of our Board.  Management has the primary responsibility for the financial statements, the reporting process and maintaining our system of internal control over financial reporting.  Our independent registered public accounting firm was engaged to audit and express opinions on the conformity of our financial statements to generally accepted accounting principles in the United States.

In this context, the Audit Committee has reviewed and discussed the audited financial statements prepared for inclusion in our Annual Report on Form 10-K for the year ended December 31, 2013 with CohnReznick LLP, our independent registered public accounting firm.  The Audit Committee also has reviewed and discussed with CohnReznick LLP the matters required to be discussed by Auditing Standards No. 16, as promulgated by the Public Company Accounting Oversight Board.  As part of that review, the Audit Committee has received the written disclosures and the letter from CohnReznick LLP regarding communications with the Audit Committee concerning independence that are required by applicable rules of the Public Company Accounting Oversight Board and has discussed with CohnReznick LLP its independence from management and the Company.

Relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

Submitted by the members of the Audit Committee:

Eric I. Richman, Chair
Lawrence P. Guiheen
Bryant E. Fong

CORPORATE GOVERNANCE

Director Independence

We are not currently a “listed company” under SEC rules and are, therefore, not required to have a board comprising a majority of independent directors or separate committees comprised of independent directors.  We use the definition of “independence” under the NASDAQ Rules, as applicable and as may be modified or supplemented from time to time and the interpretations thereunder, to determine if the members of our Board are independent.  In making this determination, our Board considers, among other things, transactions and relationships between each director and his immediate family and the Company, including those reported in this Schedule 14A “Certain Relationships and Related Transactions, and Director Independence.”  The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent.  On the basis of such review and its understanding of such relationships and transactions, our Board is expected to determine that at least four of our Board members, Mr. Richman, Dr. Goldstein, Mr. Fong and Mr. Guiheen, are independent directors.

Nominating Rights

Following our 2012 merger, our Board was reconstituted to include designees of certain of our stockholders.  Bryant E. Fong was the designee of Burrill Capital Fund IV, LP, or Burrill, which subsequently changed its name to Biomark Capital Fund IV LP, Steven Elms was the designee of Aisling Capital II, L.P., or Aisling, and Dr. Jerrold B. Grossman was the designee of Jerrold and Adam Grossman and their related entities, or the Grossman Group.  Burrill, Aisling and the Grossman Group were lead investors in the 2012 Financing.  Each of the lead investors is entitled to designate one nominee to our Board for as long as it owns 50% of the shares of common stock that it received in the Merger in exchange for the shares of Former ADMA’s (as defined below) common stock that it owned immediately following the closing of the 2012 Financing.

Meetings of the Board and its Committees

The Board held a total of 5 meetings during the fiscal year ended December 31, 2013.  In addition, our Board’s Audit Committee held a total of 4 meetings, while our Compensation Committee and Governance and Nominations Committee each held 1 meeting in 2013.  Each Director attended in person or telephonically at least 75% of the meetings held by the Board and all committees thereof on which he served.  The last annual meeting of stockholders was held on August 8, 2013.

Board Committees

The following section describes the standing committees of our Board.  The charter of each Board Committee is available free of charge on our website, www.admabiologics.com, under “Investors—Corporate Governance” or by directing a written request to our Corporate Secretary c/o ADMA Biologics, Inc., at 465 State Route 17 South, Ramsey, New Jersey 07446.

Audit Committee

The primary functions of the Audit Committee are to: (i) review the financial reports and other financial information prepared by the Company for submission to any governmental or regulatory body or the public and monitor the integrity of such financial reports; (ii) review the Company’s systems of internal controls established for finance, accounting, legal compliance and ethics; (iii) review the Company’s accounting and financial reporting processes generally and the audits of the financial statements of the Company; (iv) monitor compliance with legal regulatory requirements; (v) monitor the independence and performance of the Company’s registered independent public accounting firm; and (vi) provide effective communication between the Board, senior and financial management and the Company’s registered independent public accounting firm.

The members of our Audit Committee are Eric Richman (Chair), Lawrence P. Guiheen and Bryant E. Fong.  Our Board has determined that each committee member meets the independence criteria for directors set forth under the NASDAQ Rules and the additional independence criteria for members of audit committees specified in the NASDAQ Rules and Rule 10A-3 under the Exchange Act of 1934.

Our Board has determined that Mr. Richman, the chairman of the Audit Committee, qualifies as an “audit committee financial expert,” as such term is defined by SEC rules.

Compensation Committee

The members of our Board’s Compensation Committee are Dr. Goldstein (Chairman), Mr. Richman and Mr. Fong.  Our Board has determined that the current members of our Compensation Committee are “independent” in accordance with the requirements of Section 952 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.  Each member of the Committee qualifies as an outside director within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Company’s executive compensation program is administered by the Compensation Committee.  The primary functions of the Compensation Committee are to:  review and recommend to the Board, appropriate executive compensation policies, compensation of the directors and officers, and executive and employee benefit plans and programs, and oversee such policies, compensation, plans and programs approved by the Board and, where appropriate, by the stockholders.

Compensation of our President and Chief Executive Officer is determined, or recommended to the Board for determination, by the Compensation Committee comprised solely of independent directors.  The President and Chief Executive Officer is not present during voting or deliberations.  Compensation for all other officers is determined, or recommended to the Board for determination, by the Compensation Committee comprised solely of independent directors.

Under the Compensation Committee Charter, our President and Chief Executive Officer and our Chairman of the Board may recommend to the Compensation Committee individual compensation awards for our officers.  The Compensation Committee would then have to review the recommendation and make its own recommendation to the Board.

Governance and Nominations Committee

The members of our Board’s Governance and Nominations Committee are Mr. Guiheen (Chairman), Mr. Fong and Mr. Richman, all of whom have been deemed to be “independent” as required by the NASDAQ Rules.

The primary functions of the Governance and Nominations Committee are to: review and make recommendations on the range of skills and expertise which should be represented on the Board, and the eligibility criteria for individual Board and Committee membership; review and recommend to the Board the appropriate structure of the Board; identify individuals qualified to become Board members and recommend to the Board the nominees for election to the Board at the next Annual Meeting of Stockholders; implement a policy and procedures with regard to consideration of any director candidate recommended by stockholders; retain and terminate any search firm to be used to identify director candidates, and to approve the search firm, fees and other retention terms; and review and recommend to the Board the appropriate structure of Board Committees, Committee assignments and the Board Committee chairman.

Among the factors the Governance and Nominations Committee considers when determining persons to be nominated include whether such individuals are actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, are familiar with the requirements of a publicly traded company, are familiar with industries relevant to our business endeavors, are willing to devote significant time to the oversight duties of the Board of a public company, and are able to promote a diversity of views based on the person’s education, experience and professional employment.  The Governance and Nominations Committee evaluates each individual in the context of the board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent stockholder interests.  The Governance and Nominations Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time.

The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the ability of the Board to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure.  Accordingly, the process of the Governance and Nominations Committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the Governance and Nominations Committee’s criteria for membership on the Board, whom the Governance and Nominations Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board.  The Governance and Nominations Committee will identify and/or solicit recommendations for new candidates when there is no qualified and available incumbent.

The Governance and Nominations Committee will consider nominees recommended by stockholders.  There are no differences in the manner in which the committee evaluates nominees for director based on whether the nominee is recommended by a stockholder.  Stockholders who would like to have our Governance and Nominations Committee consider their recommendations for nominees for the position of director, should submit their recommendations, in accordance with the procedures set forth below, in writing to: Corporate Secretary, ADMA Biologics, Inc., 465 State Route 17 South, Ramsey, New Jersey 07446.

For nominations, a stockholder’s notice must include:  (i) as to each person whom the stockholder proposes to nominate for election as a director, (A) the name, age, business address and residential address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of stock of the Company that are beneficially owned by such person, (D) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the SEC promulgated under the Exchange Act, and (E) the written consent of the nominee to be named in the proxy statement as a nominee and to serve as a director if elected and (ii) as to the stockholder giving the notice, (A) the name, business address, and residential address, as they appear on our stock transfer books, of the nominating stockholder, (B) a representation that the nominating stockholder is a stockholder of record and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (C) the class and number of shares of stock of the Company beneficially owned by the nominating stockholder and (D) a description of all arrangements or understandings between the nominating stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominating stockholder.

Code of Ethics

Our Code of Ethics and Business Conduct, or the Code, applies to all directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, and contains the general guidelines for conducting the business of the Company.  The overall purpose of the Code is to ensure compliance of general guidelines for conducting the business of the Company consistent with the understanding of Company personnel of the Company’s standards of ethical business practices. The Code includes provisions relating to compliance with all laws and regulations governing its operations, compliance with Regulation FD, professional and personal use of the Company’s information systems, the Company’s commitment to providing a safe, orderly, diverse and tolerant work environment that is free of any discrimination or harassment, and the Company’s employment practices regarding alcohol, drugs and violence prevention.  All of our directors, officers and employees are expected to be familiar with the Code and to adhere to those principles and procedures set forth in the Code that apply to them.  The Company has posted the Code, and will post any amendments to the Code, as well as any waivers that are required to be disclosed by the rules of the SEC, on the Company’s web site at www.admabiologics.com.  A copy of our Code will also be provided to any person requesting same without charge.  To request a copy of our Code, please make written request to our Corporate Secretary c/o ADMA Biologics, Inc., 465 State Route 17 South, Ramsey, New Jersey 07446.

Stockholder Communications

Any stockholder or other interested party who wishes to communicate directly with the Board as a group or any individual member of the Board, including our any of independent directors, should write to: The Board, c/o ADMA Biologics, Inc., 465 State Route 17 South, Ramsey, New Jersey 07446, Attention: Corporate Secretary.

Relevant communications will be distributed to any or all directors as appropriate depending on the facts and circumstances outlined in the individual communication.  In accordance with instructions from the Board, the Corporate Secretary reviews all correspondence, organizes the communications for review by the Board and distributes such communications to the full Board, to the independent directors or to one or more individual members, as appropriate.  In addition, at the request of the Board, communications that do not directly relate to our Board’s duties and responsibilities as directors will be excluded from distribution.  Such excluded items include, among others, “spam,” advertisements, mass mailings, form letters, and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; and surveys.  Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission.  Any excluded communication will be made available to any director upon his or her request.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of our common stock as of April 25, 2014, except as noted below, by:

●	each of our directors;

●	each of our Named Executive Officers (as defined in Item 402(m) of Regulation S-K);

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock; and

●	all of our directors and executive officers as a group.

Shares of our common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of April 25, 2014 are deemed to be beneficially owned and outstanding for purposes of computing the share ownership and percentage of the person holding such options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other person.  Except as indicated in the footnotes below, each holder listed below possesses sole voting and investment power with respect to their shares and such holder’s address is c/o ADMA Biologics, Inc., 465 State Route 17 South, Ramsey, New Jersey 07446.  An asterisk (*) denotes less than 1%.  The information is not necessarily indicative of beneficial ownership for any other purpose.  Percentage ownership calculations for beneficial ownership are based on 9,291,823 shares of common stock outstanding as of April 25, 2014. This table does not give effect to any acquisitions of our common stock by any of the persons below that have occurred after April 25, 2014.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent (1)

Dr. Jerrold B. Grossman (2)	642,109	6.86%
Adam S. Grossman (3)	777,369	8.19%
Steven A. Elms (4)	3,627,307	38.96%
Dov A. Goldstein, M.D. (5)	9,568	*
Eric I. Richman (6)	25,767	*
Bryant E. Fong (7)	1,442,872	15.51%
Lawrence P. Guiheen (8)	13,352	*
Brian Lenz (9)	45,037	*
James Mond, M.D., Ph.D. (10)	61,725	*
All directors and executive officers as a group (9 persons)	6,645,106	71.19%

Owners of 5% of our common stock
Aisling Capital II LP (11)	3,627,307	38.96%
Maggro, LLC (12)	528,016	5.68%
Hariden, LLC (13)	580,957	6.25%
Biomark Capital Fund IV LP (14)	1,442,872	15.51%
* Less than 1%.

(1)     Based on 9,291,823 shares of common stock outstanding.

(2)     528,016 shares are owned by Maggro, LLC (“Maggro”).  Dr. Grossman is the managing member of Maggro and the Vice Chairman of the Company.  See footnote 12.  Also includes options to purchase 66,535 shares of common stock but does not include options to purchase 24,326 shares of common stock, which have not vested and will not vest within 60 days.

(3)     580,957 shares are owned by Hariden, LLC (“Hariden”).  Mr. Grossman is the managing member of Hariden as well as a director and the President and Chief Executive Officer of the Company.  See footnote 13.  Also includes options to purchase 196,412 shares of common stock but does not include options to purchase 214,328 shares of common stock which have not vested and will not vest within 60 days.

(4)     Amount includes options to purchase 9,568 shares, but does not include options to purchase 16,269 shares of common stock, which have not vested and will not vest within 60 days.  Amount also includes options to purchase 9,568 shares (and excludes options to purchase 16,269 shares, which have not vested and will not vest within 60 days) held by Dr. Goldstein for the benefit of Aisling.  Mr. Elms is the Chairman of the Company’s Board.  As a Managing Member of Aisling Partners, a control person of Aisling (see footnote 11), and as a member of the six member investment committee of Aisling’s General Partner, Mr. Elms may be deemed to be the beneficial owner of shares of common stock owned of record by Aisling.  Mr. Elms disclaims beneficial ownership over the shares owned of record by Aisling except to the extent of his pecuniary interest therein and as it relates to his role on the investment committee.  The address for Mr. Elms is 888 Seventh Avenue, 30th Floor, New York, New York 10106.

(5)     Amount includes options to purchase 9,568 shares, but does not include options to purchase 16,269 shares of common stock, which have not vested and will not vest within 60 days.  Dr. Goldstein is a partner at Aisling (see footnote 11).  The address for Dr. Goldstein is 888 Seventh Avenue, 30th Floor, New York, New York 10106.

(6)     Amount includes options to purchase 25,767 shares of common stock but does not include options to purchase 24,377 shares of common stock, which have not vested and will not vest within 60 days.  Mr. Richman is a director of the Company.

(7)     Amount includes options to purchase 9,568 shares, but does not include options to purchase 16,269 shares, which have not vested and will not vest within 60 days.  Mr. Fong was Burrill’s (Biomark’s predecessor) designee on the Company’s Board.  He is deemed to beneficially own the common stock held by Biomark as described in footnote 14.  Mr. Fong disclaims beneficial ownership of Biomark’s investment in the Company, except to the extent of his pecuniary interest therein.  The address for Mr. Fong is 450 Sansome Street, Suite 1005, San Francisco, California 94111.

(8)     Amount includes options to purchase 8,352 shares but does not include options to purchase 17,485 shares, which have not vested and will not vest within 60 days.  Mr. Guiheen is a director of the Company.

(9)    Amount includes options to purchase 44,037 shares, but does not include options to purchase 79,185 shares, which have not vested and will not vest within 60 days.  Mr. Lenz is Vice President and Chief Financial Officer of the Company.

(10)   Amount includes options to purchase 61,725 shares, but does not include options to purchase 102,571 shares, which have not vested and will not vest within 60 days.  Dr. Mond is Executive Vice President and Chief Scientific and Medical Officer of the Company.

(11)   The shares directly held by Aisling are deemed to be beneficially owned by Aisling Capital Partners, LP (“Aisling GP”), as general partner of Aisling, Aisling Capital Partners, LLC (“Aisling Partners”), as general partner of Aisling GP, and each of the individual managing members of Aisling Partners.  The individual managing members (collectively, the “Managers”) of Aisling Partners are Dennis Purcell, Dr. Andrew Schiff and Steve Elms.  Aisling GP, Aisling Partners, and the Managers may share voting and dispositive power over the shares owned of record by Aisling.  The address for Aisling GP, Aisling Partners, and the Managers is 888 Seventh Avenue, 30th Floor, New York, New York 10106.  The information in the preceding sentences is based on Aisling’s Schedule 13D filed with the SEC on October 23, 2013.  Amount includes options to purchase 19,136 shares held by Mr. Elms and Dr. Goldstein for the benefit of Aisling, but does not include options to purchase an aggregate of  32,538 shares held by Mr. Elms and Dr. Goldstein for the benefit of Aisling, which have not vested and will not vest within 60 days.  See footnotes 4 and 5.

(12)   The managing member of Maggro is Dr. Jerrold B. Grossman, who is, therefore, deemed to be the beneficial owner of the securities held by Maggro.  See also footnote 2.

(13)   The managing member of Hariden is Adam S. Grossman, who is, therefore, deemed to be the beneficial owner of the securities held by Hariden.  See also footnote 3.

(14)   The shares directly held by Biomark are deemed to be beneficially owned by Biomark Capital Fund IV GP LLC (“Biomark GP”), and each of the individual managing directors of Biomark GP.  The individual managing directors (collectively, the “Managers”) of Biomark GP, who are members of the investment committee of Biomark GP, are Bryant E. Fong, Douglas Lind and David Wetherell.  Biomark GP and the Managers may share voting and dispositive power over the shares owned of record by Biomark.  The address for Biomark GP and the Managers is 450 Sansome Street, Suite 1005, San Francisco, California 94111.  The information in the preceding sentences is based on Burrill Capital fund IV, L.P.’s Schedule 13D filed with the SEC on October 28, 2013.  Burrill Capital Fund IV, L.P. changed its legal name to “Biomark Capital Fund IV LP” on November 6, 2013.  Amount includes options to purchase 9,568 shares of common stock held by Mr. Fong for the benefit of Biomark, but does not include options to purchase 16,269 shares held by Mr. Fong for the benefit of Biomark, which have not vested and will not vest within 60 days.  See also footnote 7.

EXECUTIVE OFFICERS AND DIRECTOR AND OFFICER COMPENSATION

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to non-executive directors for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($) (1)	Option Awards ($) (2)	Total ($)

Dr. Jerrold B. Grossman (3)	75,000	-	75,000
Steven A. Elms (4)	20,000	-	20,000
Dov A. Goldstein, M.D. (4)	30,000	-	30,000
Eric I. Richman	35,000	-	35,000
Bryant E. Fong (5)	20,000	-	20,000
Lawrence P. Guiheen	30,000	-	30,000

(1)   The amounts reflected in this column represent the cash fees earned by non-executive directors for services during 2013.  Fees earned are based on membership on the Board, committee membership and committee leadership positions.  Of the amounts shown, 100% were paid in 2013  Please refer to our general policy on compensation of the members of our Board below in the section entitled “General Policy Regarding Compensation of Directors.”

(2)   The amounts in this column represent the aggregate grant date fair value for stock option awards issued during 2013 computed in accordance with FAS ASC Topic 718.  Please see footnote (2) to the Summary Compensation Table below for relevant assumptions made.  As of December 31, 2013, the aggregate number of option awards outstanding (vested and unvested) for Dr. Grossman was 33,676, for Mr. Elms was 16,837, for Dr. Goldstein was 16,837, for Mr. Richman was 41,144, for Mr. Fong was 16,837 and for Mr. Guiheen was 16,837. The amounts in this column do not include stock options granted by the Board on February 21, 2014, which are subject to stockholder approval of the 2014 Plan at the Annual Meeting.

(3)   Amount also reflects an additional $25,000 cash payment made in 2013 for services rendered in 2012.

(4)   Board fees and option grants paid to Mr. Elms and Dr. Goldstein are assigned to Aisling.

(5)   Mr. Fong joined our Board in February 2012. Board fees and option grants paid to Mr. Fong are assigned to Biomark.

General Policy Regarding Compensation of Directors

The Company paid its non-executive Vice Chairman, Dr. Jerrold B. Grossman, an annual director fee of $50,000 for the year ending December 31, 2013.

On June 19, 2012, the Board approved a Board compensation program pursuant to which each director of the Company will be paid a cash retainer equal to $20,000 payable on an annual basis immediately following the date of the Company’s annual meeting; the Chairman of the Board’s Audit Committee will be paid $15,000 (in addition to any amounts payable for service on the Board), payable on an annual basis immediately following the date of the Company’s annual meeting; the Chairman of the Board’s Compensation Committee and the Chairman of the Board’s Governance and Nominations Committee each will be paid $10,000 (in addition to any amounts payable for service on the Board), payable on an annual basis immediately following the date of the Company’s annual meeting; and each Board member will be granted stock purchase options on an annual basis following the date of the Company’s annual meeting, in an amount determined in good faith by the Board and granted pursuant to the Company’s 2007 Employee Stock Option Plan.  On August 7, 2012, the Board amended its compensation program to provide for the disbursement of 50% of annual Board and Committee fees on January 1 and 50% on July 1 of each year.

Information regarding compensation for those of our directors who are also employees is set forth in the Executive Compensation – Summary Compensation Table below.

EXECUTIVE OFFICERS

Adam S. Grossman, 37 – Founder, Director, President and Chief Executive Officer.

Mr. Grossman has been a director of the Company since 2007, has served as the Company’s President and Chief Executive Officer since October 2011 and as the Company’s President and Chief Operating Officer between 2007 and October 2011. Mr. Grossman has over 16 years experience in the blood and plasma industry. Prior to founding the Company, Mr. Grossman was the Executive Vice President of National Hospital Specialties and GenesisBPS, a position he held between 1994 and 2011. He has experience in launching new products, building and managing national and international sales forces, managing clinical trials and completing numerous business development transactions. Previously, he worked at MedImmune, Inc., where he worked on marketing teams for RSV and CMV immunoglobulins and at the American Red Cross, where he launched new products with the Biomedical Services division. Mr. Grossman received a B.S. in Business Administration, with a specialization in International Business and Marketing, from American University. Mr. Grossman is the son of Dr. Jerrold B. Grossman, our Vice Chairman. Mr. Grossman was chosen to serve on the Board because, as the Company’s Chief Executive Officer, he is able to provide the Board with critical insight into the day-to-day operations of the Company.

Brian Lenz, 42 – Chief Financial Officer.

Mr. Lenz joined the Company as Chief Financial Officer in May 2012.  Mr. Lenz was previously at CorMedix Inc., a developmental-stage pharmaceutical and medical device company, where he held the position of Chief Financial Officer from February 2010 and Chief Operating Officer and Chief Financial Officer from January 2012.  Prior to joining CorMedix, Mr. Lenz was Chief Financial Officer of Arno Therapeutics from July 2008 to February 2010, Chief Financial Officer of VioQuest Pharmaceuticals from April 2004 to June 2008, Controller of Chiral Quest, Inc., a subsidiary of VioQuest Pharmaceuticals, from October 2003 to March 2004, Controller of Smiths Detection from July 2000 to October 2003, and senior auditor at KPMG LLP from October 1998 to July 2000.  Mr. Lenz received a B.S. from Rider University; an M.B.A. from Saint Joseph’s University and is a licensed Certified Public Accountant.

James Mond, M.D., Ph.D., 68 – Chief Scientific and Medical Officer.

Dr. Mond joined the Company as Chief Scientific and Medical Officer in July 2012.  Dr. Mond was most recently Chief Scientific Officer and Executive Vice President at Biosynexus, where he was responsible for the preclinical and clinical development of three drug candidates from December 1999 through June 2011.  Biosynexus engaged in immunological and non-immunologic approaches to treat and prevent staphylococcus infections.  Dr. Mond also functioned as its Chief Medical Officer and had involvement with the Food and Drug Administration in designing clinical studies.  While at Biosynexus, Dr. Mond served as Chief Medical Officer for a Phase III clinical trial that was run in 93 neonatal intensive care units in Europe and North America.  Prior to that time, he was professor of Medicine, Rheumatology and Immunology at the Uniformed Services University of the Health Sciences in Bethesda, Maryland, actively practicing internal medicine, rheumatology and teaching medical students.  Dr. Mond’s laboratory invented a vaccine technology that was licensed to GlaxoSmithKline and is currently the basis of a number of pediatric vaccines that are commercialized globally.  Dr. Mond also led the laboratory of Immunology at the Uniformed Services University of the Health Sciences and authored 168 papers published in peer reviewed scientific journals and 20 invited articles and book chapters.  He has over 20 issued patents in the area of vaccines.  Dr. Mond received his M.D and Ph.D. from the New York University Medical School.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the periods indicated, all of the compensation awarded to, earned by or paid to (i) each individual serving as the Company’s principal executive officer during our last completed fiscal year; and (ii) each other individual who served as the Company’s executive officer at the conclusion of the fiscal year ended December 31, 2013 and who received in excess of $100,000 in compensation during such fiscal year collectively referred to as the named executive officers.

Name and Principal Position	Year	Salary	Bonus (1)	Stock Options (2)	Total
Adam S. Grossman	2013	$359,289	$125,000	$-	$484,289
Director, President and
Chief Executive Officer (3)	2012	$332,692	$100,000	$1,441,500	$1,874,192

	2011	$218,269	$50,000	$-	$268,269

Dr. James Mond	2013	$266,900	$53,560	$-	$320,460
Chief Scientific and Medical Officer (4)
	2012	$115,000	$52,000	$729,900	$896,900

	2011	$-	$-	$-	$-

Brian Lenz	2013	$264,334	$79,568	$-	$343,902
Chief Financial Officer (5)
	2012	$168,365	$77,250	$450,200	$695,815

	2011	$-	$-	$-	$-

(1)   Reflects bonuses for 2013, which were paid in January 2014 and bonuses for 2012, which were paid in March 2013.  The 2011 bonus for Mr. Grossman was paid in February 2012 in connection with Mr. Grossman’s new employment agreement with respect to service provided in 2011.

(2)   The amount reflected in the table represents the aggregate grant-date fair value of options computed in accordance with FASB ASC Topic 718 (formerly FAS 123R).  We estimate the fair value of each option on the grant date using the Black-Scholes model with the following assumptions: To determine the risk-free interest rate, we utilized the U.S. Treasury yield curve in effect at the time of grant with a term consistent with the expected term of our awards.  The expected term of the options granted is in accordance with Staff Accounting Bulletin 107 which is based on the average between vesting term and contractual term.  The expected dividend yield reflects our current and expected future policy for dividends on our common stock.  The expected stock price volatility for our stock options was calculated by examining historical volatilities for similar publicly traded industry peers, since we do not have any trading history for our common stock.  We will continue to analyze the expected stock price volatility and expected term assumptions as historical data for our common stock becomes available.  We have not experienced any material forfeitures of stock options and as such, have not established a forfeiture rate.  Since the stock options currently outstanding are primarily held by our senior management and directors, we will continue to evaluate the effects of such future potential forfeitures, as they may arise, to evaluate our estimated forfeiture rate.  The material terms of the options held are described in the footnotes to the Outstanding Equity Awards at Fiscal-Year End table. The amounts in this column do not include stock options granted by the Board on February 21, 2014, which are subject to stockholder approval of the 2014 Plan at the Annual Meeting.

(3)  Mr. Grossman served as President and Chief Operating Officer of our predecessor company beginning in 2010 and through October 2011.  He has served as our President and Chief Executive Officer since October 2011.

(4)  Dr. Mond joined us as Chief Scientific and Medical Officer in July 2012.

(5)  Mr. Lenz joined us as Chief Financial Officer in April 2012.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding each unexercised option held by each of the named executive officers as of December 31, 2013.

Option Awards

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Stock Option Exercise Price	Stock Option Expiration Date

Adam S. Grossman
Director, President and	42,021	-	$2.68	7/16/2017
Chief Executive Officer (1)	128,531	140,879	$7.56	2/13/2022

Dr. James Mond
Chief Scientific and Medical Officer (2)	49,672	85,033	$7.56	7/18/2022

Brian Lenz
Chief Financial Officer (3)	35,605	48,585	$7.56	4/30/2022

(1)   Mr. Grossman served as President and Chief Operating Officer of our predecessor company beginning in 2010 and through October 2011.  He has served as our President and Chief Executive Officer since October 2011.  Amounts reflect a February 11, 2008 option grant with respect to 42,021 shares, vesting over four years, subject to accelerated vesting as a result of change of control and termination of employment.  Exercise price and number of shares underlying the options have been adjusted to reflect the 1-for-6.8 share reverse split in 2012.  Amounts also reflect a February 13, 2012 option grant with respect to 269,410 shares, vesting over four years, with 25% vesting immediately and the remaining 75% vesting in equal monthly installments over the following 48 months of continued employment, subject to accelerated vesting upon a change of control and termination of employment.

(2)   Dr. Mond joined us as Chief Scientific and Medical Officer in July 2012.  Amounts also reflect a July 18, 2012 option grant with respect to 134,705 shares, vesting over four years, with 25% vesting on the first anniversary of the grant date and the remaining 75% vesting in equal monthly installments over the following 36 months, subject to accelerated vesting upon a change of control and termination of employment.

(3)  Mr. Lenz joined us as Chief Financial Officer in April 2012.  Amount reflects a May 1, 2012 option grant with respect to 84,190 shares, vesting over four years, with 25% vesting on the first anniversary of the grant date and the remaining 75% vesting in equal monthly installments over the following 36 months, subject to accelerated vesting upon a change of control and termination of employment.

The amounts above do not include stock options granted by the Board on February 21, 2014, which are subject to stockholder approval of the 2014 Plan at the Annual Meeting.

Agreements with Executive Officers

President and Chief Executive Officer

In February 2012, we entered into an employment agreement with our President and Chief Executive Officer, Adam S. Grossman, which has an initial term of three years, with automatic three year renewal periods unless notice is provided 90 days in advance.  The employment agreement provides that Mr. Grossman (i) was initially paid $350,000 annually beginning on the date on which the February 2012 merger closed, referred to as the Effective Date; (ii) is eligible for an annual cash bonus, the target of which was initially $100,000 (which was later increased by the Board to 51% of Mr. Grossman's base salary), based upon the attainment of certain performance objectives mutually agreed to by the Board and Mr. Grossman; and (iii) is eligible to participate in our standard benefits package.  In addition, pursuant to the employment agreement, options to purchase 269,410 shares of common stock at an exercise price of $7.56 were granted to Mr. Grossmann.  All options granted to Mr. Grossman were issued under our stock option plan and vest over a four year period, with 25% of the options vesting on the Effective Date, and the remaining 75% vesting in equal monthly installments over the following 48 months of continued employment (full vesting on the fourth anniversary of the Effective Date), subject to accelerated vesting (i) upon a “change of control” (as defined in the agreement) of the Company of all options if Mr. Grossman is terminated by the Company or its successor for any reason other than cause or by Mr. Grossman for “good reason” (as defined in the agreement) immediately preceding or within two years thereafter and (ii) of that portion of the options that would have vested over the one year period following the date of termination upon a termination of employment by the Company without cause or by Mr. Grossman for good reason or as a result of death or disability.  Mr. Grossman also received a bonus in connection with his 2011 performance, including in connection with the February 2012 private placement and merger, of $50,000 on the date on which the merger closed.  We were obligated to reimburse Mr. Grossman for up to $10,000 in legal expenses incurred in connection with the employment agreement.

The employment agreement also provides that Mr. Grossman cannot, directly or indirectly, in any capacity, provide services to any person or entity which competes with the Company, unless he obtains our prior written consent for a period of 12 months following his termination.

The employment agreement furthermore provides that, in the event (i) that Mr. Grossman is terminated by the Company “without cause” (as such term is defined under the employment agreement), (ii) that Mr. Grossman resigns for “good reason” (as such term is defined under the employment agreement), or (iii) of any termination resulting from a “change of control” (as defined in the agreement) in which the existing employment agreement is not assumed by the successor to the Company, he would be entitled to (A) a severance payment equal to one year base salary payable in 12 monthly, equal installments after termination (lump sum if immediately preceding or within 24 months of a change of control), (B) prior year bonus (if unpaid) and a pro rata bonus for year of termination (calculated as if 50% of the target had been met for the year of termination) and (C) one year of additional vestings on equity incentives then granted to Mr. Grossman or all remaining vestings if such termination is immediately preceding or within 2 years following a change of control.

Chief Scientific and Medical Officer

On July 17, 2012, we appointed James Mond, M.D., Ph.D. as our Chief Scientific and Medical Officer, effective July 18, 2012.

On July 18, 2012, we entered into an employment agreement with Dr. Mond. Pursuant to the employment agreement, Dr. Mond will serve as our Executive Vice President, Chief Scientific and Medical Officer for an initial term of three years, which term will extend automatically for additional three year periods unless appropriate notice is given by one of the parties.  Dr. Mond initially received an annual base salary of $260,000, and is initially eligible for annual bonus payments of up to 20% of his base salary (which was later increased by the Board to 35% of his base salary), based upon the achievement of certain milestones as established annually by our Chief Executive Officer and Dr. Mond and approved by the Compensation Committee.

Pursuant to the employment agreement, if a Change in Control (as defined under the employment agreement) occurs and the successor to the Company does not assume the employment agreement or within 12 months following such Change in Control, Dr. Mond is terminated Without Cause (as defined under the employment agreement) or Dr. Mond resigns for Good Reason (as defined under the employment agreement), Dr. Mond or his estate, as applicable, will receive his base salary, health insurance benefits and any accrued but unpaid benefits for a period of twelve months and all of his unvested stock options shall immediately become fully vested and exercisable from the date of Dr. Mond’s termination.  If we terminate Dr. Mond as a result of his death, his estate will receive his base salary for 60 days.  If we terminate Dr. Mond for Cause (as defined under the employment agreement), if Dr. Mond terminates his employment other than for Good Reason, or if Dr. Mond’s employment terminates by expiration of the term of the employment agreement, Dr. Mond will receive any salary and benefits earned and unpaid to the date of termination.  If we terminate Dr. Mond for reasons other than those stated above or Dr. Mond terminates his employment for Good Reason, Dr. Mond will receive his salary and benefits for a period of time ending on the date that is six months from the date of termination, except that such health benefits shall cease upon the earlier to occur of the expiration of such six month period or the date upon which Dr. Mond begins regular, full-time employment with a third party and is eligible to commence health insurance coverage.  The employment agreement also contains certain non-compete and non-solicitation provisions effective during the period Dr. Mond receives termination benefits under the employment agreement, if any, as well as standard confidentiality provisions.

In connection with his appointment, the Board approved the grant to Dr. Mond of options to purchase 134,705 shares of our common stock at an exercise price of $7.56 per share, which is equal to the value of our common stock on the date of grant.  The options will vest over a four year period as follows: 25% of the options became exercisable on July 18, 2013, with the remaining options becoming exercisable in equal monthly installments over the following 36 months.

Chief Financial Officer

On April 30, 2012, in connection with Mr. Lenz’s appointment as our Vice President and Chief Financial Officer, we entered into an employment agreement with Mr. Lenz.  Pursuant to the employment agreement, Mr. Lenz will serve as our Vice President and Chief Financial Officer for an initial term of three years, which term will extend automatically for additional three year periods unless appropriate notice is given by one of the parties.  Mr. Lenz initially received an annual base salary of $257,500, and was initially eligible for annual bonus payments of up to 30% of his base salary (which was later increased by the Board to 35% of his base salary), based upon the achievement of certain milestones as established annually by our Chief Executive Officer and Mr. Lenz and approved by the Compensation Committee.

Pursuant to his employment agreement, if a Change in Control (as defined under the employment agreement) occurs and the successor to the Company does not assume the employment agreement or within 12 months following such Change in Control Mr. Lenz is terminated Without Cause (as defined under the employment agreement) or Mr. Lenz resigns for Good Reason (as defined under the employment agreement), Mr. Lenz or his estate, as applicable, will receive his base salary, health insurance benefits and any accrued but unpaid benefits for a period of twelve months and all of his unvested stock options shall immediately become fully vested and exercisable from the date of Mr. Lenz’s termination.  If we terminate Mr. Lenz as a result of his death, Mr. Lenz or his estate, as applicable, will receive his base salary for 60 days.  If we terminate Mr. Lenz for Cause (as defined under the employment agreement), if Mr. Lenz terminates his employment other than for Good Reason, or if Mr. Lenz’s employment terminates by expiration of the term of the employment agreement, Mr. Lenz will receive any salary and benefits earned and unpaid to the date of termination.  If we terminate Mr. Lenz for reasons other than those stated above or Mr. Lenz terminates his employment for Good Reason, Mr. Lenz will receive his salary and benefits for a period of time ending on the date that is six months from the date of termination, except that such health benefits shall cease upon the earlier to occur of the expiration of such six month period or the date upon which Mr. Lenz begins regular, full-time employment with a third party and is eligible to commence health insurance coverage.  The employment agreement also contains certain noncompete and non-solicitation provisions effective during the period Mr. Lenz receives termination benefits under the employment agreement, if any, as well as standard confidentiality provisions.

Additionally, on May 1, 2012, pursuant to the terms of his employment agreement, Mr. Lenz was issued an option to purchase 84,190 shares of our common stock at an exercise price of $7.56 per share, which is equal to the fair market value of one share of our common stock on the date of grant.  Such option will vest in over a four year period as follows: an initial 25% of the stock options will become exercisable on May 1, 2013; and the remaining stock options will become exercisable in equal monthly installment of the total remaining number of shares covered by the stock options over the following 36 months.

EQUITY INCENTIVE PLAN

2014 Omnibus Incentive Compensation Plan

For information regarding the ADMA Biologics, Inc. 2014 Omnibus Incentive Compensation Plan, see Proposal No. 2.

2007 Employee Stock Option Plan

In July 2007, the stockholders of our predecessor company approved the 2007 Employee Stock Option Plan (as amended), or the 2007 Plan, which provides for the granting of incentive and non-qualified stock options to our officers and employees.  Additionally, the 2007 Plan authorizes the granting of non-qualified stock options to our directors and to any independent consultants.  The Board in conjunction with management determines who receives awards, the vesting conditions of which are generally four years, and the exercise price of which may be no less than the fair market value of the common stock.  Options may have a maximum term of no more than 10 years.  Net issue exercise of options is permitted with the consent of the Board.  We assumed the 2007 Plan in the February 2012 merger.

After an increase in authorized shares under the 2007 Plan in connection with the February 2012 merger and again in November 2012, and grants of options to purchase an aggregate of 138,183 shares made on April 4, 2012 (the director grants of which are described under “Director Compensation” above), 84,190 shares made on May 1, 2012 to Brian Lenz, 16,837 shares made on July 17, 2012 to Lawrence Guiheen, and 134,705 shares made on July 18, 2012 to James Mond, we currently have options to purchase 826,995 shares of common stock issued and outstanding under the 2007 Plan and have reserved for future issuance under the 2007 Plan an additional 76,229 shares of common stock.

As indicated above, on November 19, 2012, our stockholders approved an amendment to the 2007 Plan which provided for an increase in the maximum aggregate number of shares of common stock that may be granted under the 2007 Plan to 903,224.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Our Board is responsible for reviewing and approving all material transactions with any related party on a continuing basis.  Related parties can include any of our directors or officers, holders of 5% or more of our voting securities and their immediate family members.  We may not enter into a related person transaction unless our board has reviewed and approved such transaction. We believe the transactions set forth below were executed on terms no less favorable to us than we could have obtained from unaffiliated third parties.

The Merger

On February 13, 2012, we entered into an Agreement and Plan of Merger, or the Merger Agreement, with ADMA Biologics, Inc., a privately-held Delaware corporation, or Former ADMA, and ADMA Acquisition Sub, Inc., a Delaware corporation and our wholly-owned subsidiary, or Acquisition Sub.  Upon the closing of the merger transaction contemplated under the Merger Agreement, or the Merger, Acquisition Sub was merged with and into Former ADMA, and Former ADMA, as the surviving corporation in the Merger, became our wholly-owned subsidiary.  Our corporate name was changed to ADMA Biologics, Inc. and the name of Former ADMA was changed to ADMA Plasma Biologics, Inc.

Prior to the transactions contemplated by the Merger Agreement with Former ADMA, there were no material relationships between us and Former ADMA, or any of our and their respective affiliates, directors or officers, or any associates of our and their respective directors or officers.

In connection with the Merger and pursuant to the terms of the Merger Agreement:

•
all of the then issued and outstanding shares of Former ADMA’s common stock, including the common stock issued in the 2012 Financing (as defined below under “2012 Financing”) and including the shares of Former ADMA’s Series A Preferred Stock, which were converted into Former ADMA’s common stock immediately prior to and as part of the Merger, were automatically exchanged into 5,843,613 shares of our common stock at a 1:1 exchange ratio;

•
all warrants, options and other rights to purchase or acquire shares of Former ADMA’s common stock outstanding immediately prior to the Merger, including certain warrants and including the additional options granted to Adam S. Grossman under his new employment agreement, were converted into warrants, options or other rights, as the case may be, to purchase an aggregate of 486,893 shares of our common stock at the same exercise prices; and

•
3,107,648 of the 3,175,000 shares of our common stock held by our stockholders immediately prior to the Merger were canceled such that these stockholders were left owning 67,352 shares of our common stock, not including the 111,587 shares issuable upon exercise of certain warrants held by an affiliate of one of such stockholders and certain of its employees.

Immediately prior to the Merger and the transactions described above, (i) 3,386,454 shares of Series A Preferred Stock of Former ADMA were converted into 14,279,559 shares of Former ADMA’s common stock after giving effect to cumulative anti-dilution adjustments and accrued dividends, and 4,835,224 shares of Former ADMA’s Series A Preferred Stock issued in December 2011 upon the conversion of convertible notes were converted into 6,140,734 shares of Former ADMA’s common stock and (ii) the shares of common stock of Former ADMA were reverse split at a ratio of 1-for-6.8 (the “Reverse Split”).

As part of the Merger, we assumed certain of Former ADMA’s obligations under an investors’ rights agreement, dated July 17, 2007, by and among Former ADMA and its stockholders (the “Investors’ Rights Agreement”), assumed Former ADMA’s obligations under the Securities Purchase Agreement (as defined under “—Recent Financings—2012 Financing” below), and assumed Former ADMA’s 2007 Employee Stock Option Plan.

Change in Management

In connection with the Merger, our Board was reconstituted to include Steven A. Elms, Dov A. Goldstein, Jerrold B. Grossman, Adam S. Grossman, Eric I. Richman and Bryant E. Fong as directors (all of whom except for Mr. Fong were directors of Former ADMA immediately prior to the Merger).  Our executive management team was also reconstituted to include Adam S. Grossman as President and Chief Executive Officer.  On April 30, 2012, the Company’s Board appointed Brian Lenz as the Company’s Vice President and Chief Financial Officer, effective May 1, 2012.  On July 17, 2012, Lawrence P. Guiheen was appointed to our Board.  On July 18, 2012, James Mond, M.D., Ph.D., joined us as our Chief Scientific and Medical Officer.

Recent Financings

Initial Public Offering

In October 2013, the Company completed an Initial Public Offering (“IPO”) to raise gross proceeds of $29.1 million.  In connection therewith, each of Aisling Capital II LP, Maggro, LLC, Hariden, LLC, Burrill Capital Fund IV, LP (predecessor of Biomark Capital Fund IV LP), Genesis Foundation, Dr. Jerrold B. Grossman, Lawrence P. Guiheen and Brian Lenz purchased 411,765, 32,352, 23,529, 308,824, 35,294, 11,764, 5,000 and 1,000 shares, respectively, at the public offering price.

2012 Financing

In connection with, and immediately prior to the closing of the Merger, Former ADMA completed a private placement (the “2012 Financing”) of 2,321,723 shares of Former ADMA’s common stock at a price per share of $7.56 to accredited investors, for gross proceeds to the Company of $17,550,029 pursuant to a securities purchase agreement, dated as of February 13, 2012 (the “Securities Purchase Agreement”).  The 2012 Financing closed on February 13, 2012.  In lieu of repayment of senior secured promissory notes in the aggregate principal amount of $250,000 (plus $12,740 in accrued interest), the aggregate amount of unpaid principal and interest on the notes was invested by the holders of such notes in the 2012 Financing in exchange for shares of Former ADMA’s common stock.  The net cash proceeds from the 2012 Financing, after the payment of all expenses related to the 2012 Financing and the Merger, including legal, printing, travel, the Placement Agent’s cash fee and expense reimbursement and miscellaneous, were approximately $15.3 million, not including in such proceeds the senior secured promissory notes that were satisfied in exchange for shares of Former ADMA’s common stock in the 2012 Financing.

Pursuant to the terms of the Securities Purchase Agreement, for a period ending on the earlier to occur of (a) 18 months following the closing of the 2012 Financing or (b) such date that we sold in one or more transactions (other than exempt issuances as defined in the agreement) securities having an aggregate purchase price of at least $5 million, if we sold any common stock or common stock equivalents for a price less than $7.56 (a “Dilutive Issuance”), each investor in the 2012 Financing would have been given the right to subscribe, for $0.01 per share, for such number of additional shares of common stock equal to (x) the total subscription amount paid by the investor in the 2012 Financing divided by the price per share of common stock paid (or payable per share of common stock in the case of common stock equivalents) by investors in connection with the Dilutive Issuance, less (y) the total number of shares of common stock purchased by such investor at the closing of the 2012 Financing and any such additional shares of common stock acquired under this right.  We were obligated to use commercially reasonable efforts to complete a financing transaction pursuant to which we would sell common stock or common stock equivalents resulting in gross proceeds of at least $5 million within 18 months of the closing of the 2012 Financing (the “First Follow-On Financing”).  Our IPO qualified as the First Follow-On Financing.

Burrill, Aisling, and the Grossman Group, which we collectively refer to as the “Lead Investors,” purchased 1,124,480, 582,085 and 145,522 shares of Former ADMA’s common stock, respectively, for approximately $8,500,000, $4,400,000 and $1,100,000, respectively.  $262,740 in consideration paid by Aisling and the Grossman Group was in the form of secured promissory notes in lieu of cash.  The Company reimbursed the Lead Investors for their reasonable costs (including legal fees and expenses) of $38,184 in connection with the 2012 Financing.  The Lead Investors, and Former ADMA’s officers and directors, agreed not to sell, transfer or otherwise dispose of any of their common stock or securities convertible, exercisable or exchangeable for common stock for a period of 180 days following the closing of the 2012 Financing.  In addition, with respect to any Lead Investor, until such time that such Lead Investor owns less than 50% of the shares of common stock that it received in the Merger in exchange for the shares of common stock that it owned immediately following the closing of the 2012 Financing, if we propose to offer any shares of its equity securities, or securities or debentures exchangeable for or convertible into additional shares of its equity securities for the purpose of financing its business (other than shares issued to employees, directors and consultants in the form of stock or options, shares issued upon exercise, exchange or conversion of any securities issued in the 2012 Financing or outstanding as of the date of the Securities Purchase Agreement, shares issued pursuant to strategic agreements, shares offered to the public pursuant to an underwritten public offering, or other customary exclusions), the Company will offer such Lead Investor the right to participate in any such offering on the same terms and conditions otherwise available to investors therein, to the extent of an amount at least equal to their beneficial ownership percentage at the time of such offer.

In connection with the 2012 Financing and the Merger, we agreed, pursuant to a registration rights agreement, dated as of February 13, 2012 (the “Registration Rights Agreement”), to register on a registration statement (the “Investor Registration Statement”) the resale of the shares of common stock issued in the Merger in exchange for the shares of common stock issued in the 2012 Financing and the shares of common stock owned by our pre-Merger stockholders, as well as the resale of the shares of common stock issuable upon exercise of the warrants issued to the placement agent and its designees in the Merger in exchange for the Placement Agent Warrants (as defined below).  Such Investor Registration Statement was declared effective on August 13, 2012.  In connection with the IPO, in a written waiver dated as of October 15, 2013, each of the counterparties to the Registration Rights Agreement waived any and all rights to require or demand that the Company take any action to keep the Investor Registration Statement continuously effective under the Securities Act, including filing any post-effective amendment thereto.

We refer to the securities the resale of which is required to be registered on the Investor Registration Statement as the “Registrable Securities.”  If, among other events, the Investor Registration Statement ceases to remain effective for more than 10 consecutive trading days or any 15 trading days during any 12-month period, we are required to pay in cash to the investors in the 2012 Financing an amount per month equal to one percent of the investors’ subscription amount for Registrable Securities still held by the investors, until the Investor Registration Statement is filed, declared effective or continues to be effective (as the case may be).  This payment is subject to a maximum of (i) one percent of the investors’ subscription amount for Registrable Securities still held by the investors if we are diligently using our best efforts to have the Investor Registration Statement declared effective and the delays associated with the effectiveness of the Investor Registration Statement are the result of either continuing comments from or delays in reviewing by the SEC and (ii) ten percent of the investors’ subscription amount for Registrable Securities still held by the investors in all other cases.

We agreed to make such filings as are necessary to keep the Investor Registration Statement effective until the date on which all of the Registrable Securities have been sold or are saleable pursuant to Rule 144 (“Rule 144”) or its other subsections (or any successor thereto) under the Securities Act.  We are obligated to bear registration expenses (exclusive of transfer taxes, underwriters’ discounts and commission) of all such registrations required.

The stockholders of Former ADMA also have registration rights with respect to the shares of common stock issued in the Merger in exchange for shares of Former ADMA’s common stock and shares of common stock issuable upon exercise of options they hold, pursuant to the Investors’ Rights Agreement.  They have agreed to waive their piggy back registration rights with respect to the Investor Registration Statement; however, they will be entitled to require the filing of a resale registration statement pursuant to the Investors’ Rights Agreement.

Under the terms of the Securities Purchase Agreement, we are obligated to cause securities to be delivered to non-affiliates without any restrictive legends if the resale of such securities has been registered, such securities have been sold pursuant to Rule 144 or, in certain circumstances, if such securities are eligible for sale under Rule 144.  If we fail to do so, we are obligated to pay to the investor, for each $1,000 of shares, $1 per trading day, increasing to $2 per trading day five trading days after such damages have begun to accrue, until unrestricted certificates are delivered.  In addition, if the Company fails to satisfy the current public information requirement under Rule 144(c), then the Company is obligated to pay to an investor, for any delay in or reduction of its ability to sell the securities, an amount equal to 1% of the aggregate subscription amount of such investor’s securities on the date of such current public information failure and on every 30th day thereafter (prorated for shorter periods) until the failure is cured or public information is no longer required for a Rule 144 sale.

Shared Services Agreement and Other Arrangements

Our executive offices are located in approximately 4,200 square feet of space at 465 State Route 17 South, Ramsey, New Jersey.  Our telephone number is (201) 478-5552.  Currently we operate under a Shared Services Agreement with Areth, LLC for the office, warehouse space and certain related services and have the ability to cancel this agreement upon 30 days’ notice.  Areth, LLC is a company controlled by Dr. Jerrold B. Grossman, our Vice Chairman, and we pay monthly fees for the use of such office space and for other information technology, general warehousing and administrative services.  Rent under the shared services agreement is $8,037 per month.

We maintain deposits and other accounts at Pascack Bankcorp, a bank of which Dr. Grossman serves as a director and which is approximately 5%-owned by members of the Grossman family.

STOCKHOLDER PROPOSALS AND OTHER INFORMATION

Deadline for Submission of Stockholder Proposals and Recommendations for Director

Stockholder proposals for inclusion in our proxy materials for the 2015 annual meeting of stockholders must have been received by us no later than January 16, 2015.  These proposals must also meet the other requirements of the rules of the SEC and our bylaws.

Written notice of such stockholder proposals for our annual meeting of stockholders in 2015 must be received by our Secretary and with respect to proposals for the nomination of directors should be received by our Nominating and Corporate Governance Committee at 465 State Route 17 South, Ramsey, New Jersey 07446, by January 16, 2015 in order to be considered timely, and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the stockholder proposing such matters.  These proposals must also meet the requirements of the rules of the SEC. The matters proposed to be brought before the meeting also must be proper matters for stockholder action.  If a stockholder who wishes to present such a proposal fails to notify us within this time frame, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.  If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the SEC.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 is included with these proxy materials.  A copy of our Annual Report (on Form 10-K), including the financial statements included therein, is also available without charge on our website (www.admabiologics.com) or upon written request to us at our mailing address, attention:  Corporate Secretary.

EXPENSES AND SOLICITATION

All costs of solicitation of proxies will be borne by us.  In addition to solicitations by mail, certain of our directors, officers and regular employees, without additional remuneration, may solicit proxies in person or by telephone or telegraph.  The Company may elect to engage outside professionals to assist it in the distribution and solicitation of proxies at a fee to be borne by the Company.  Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket costs.  Solicitation by our officers and employees may also be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

By Order of the Board, Adam S. Grossman President and Chief Executive Officer

APPENDIX A

ADMA BIOLOGICS, INC.
2014 OMNIBUS INCENTIVE COMPENSATION PLAN

PAGE

Article 1. Effective Date, Objectives and Duration		1
1.1	Effective Date of the Plan	1
1.2	Objectives of the Plan	1
1.3	Duration of the Plan	1

Article 2. Definitions		1
2.1	“Affiliate”	1
2.2	“Award”	1
2.3	“Award Agreement”	1
2.4	“Board”	1
2.5	“CEO”	1
2.6	“Code”	2
2.7	“Committee” or “Incentive Plan Committee”	2
2.8	“Compensation Committee”	2
2.9	“Common Stock”	2
2.10	“Covered Employee”	2
2.11	“Deferred Stock”	2
2.12	“Disability” or “Disabled”	2
2.13	“Dividend Equivalent”.	2
2.14	“Effective Date”.	2
2.15	“Eligible Person”	2
2.16	“Exchange Act”	2
2.17	“Exercise Price”	2
2.18	“Fair Market Value”	3
2.19	“Grant Date”	3
2.20	“Grantee”	3
2.21	“Incentive Stock Option”	3
2.22	“Including” or “includes”	3
2.23	“Management Committee”	3
2.24	“Non-Employee Director”	3
2.25	“Option”	3
2.26	“Other Stock-Based Award”	3
2.27	“Performance-Based Exception”	3
2.28	“Performance Measures”	3
2.29	“Performance Period”	3
2.30	“Period of Restriction”	3
2.31	“Person”	3
2.32	“Restricted Shares”	3
2.33	“Restricted Stock Units”	3
2.34	“Rule 16b-3”	4
2.35	“SEC”	4
2.36	“Section 16 Non-Employee Director”	4
2.37	“Section 16 Person”	4
2.38	“Separation from Service”	4
2.39	“Share”	4
2.40	“Stock Appreciation Right” or “SAR”	4
2.41	“Subsidiary Corporation”	4
2.42	“Surviving Company”	4
2.43	“Term”	4
2.44	"Termination of Affiliation”	4

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PAGE

Article 3. Administration		5
3.1	Committee	5
3.2	Powers of Committee	5
3.3	No Repricings	7

Article 4. Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance		7
4.1	Number of Shares Available for Grants	7
4.2	Adjustments in Authorized Shares and Awards; Liquidation, Dissolution or Change of Control	7
4.3	Compliance with Section 162(m) of the Code	9
4.4	Performance-Based Exception Under Section 162(m)	9

Article 5. Eligibility and General Conditions of Awards		10
5.1	Eligibility	10
5.2	Award Agreement	10
5.3	General Terms and Termination of Affiliation	10
5.4	Nontransferability of Awards	10
5.5	Cancellation and Rescission of Awards	11
5.6	Stand-Alone, Tandem and Substitute Awards	11
5.7	Compliance with Rule 16b-3	11
5.8	Deferral of Award Payouts	12

Article 6. Stock Options		12
6.1	Grant of Options	12
6.2	Award Agreement	12
6.3	Option Exercise Price	12
6.4	Grant of Incentive Stock Options	12
6.5	Payment of Exercise Price	13

Article 7. Stock Appreciation Rights		14
7.1	Issuance	14
7.2	Award Agreements	14
7.3	SAR Exercise Price	14
7.4	Exercise and Payment	14
7.5	Grant Limitations	14

Article 8. Restricted Shares		14
8.1	Grant of Restricted Shares	14
8.2	Award Agreement	15
8.3	Consideration for Restricted Shares	15
8.4	Effect of Forfeiture	15
8.5	Escrow; Legends	15

Article 9. Deferred Stock and Restricted Stock Units		15
9.1	Grant of Deferred Stock and Restricted Stock Units	15
9.2	Vesting and Delivery	15
9.3	Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units	16

Article 10. Other Stock-Based Awards		16

Article 11. Non-Employee Director Awards		16

Article 12. Amendment, Modification, and Termination		16
12.1	Amendment, Modification, and Termination	16
12.2	Awards Previously Granted	16

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PAGE

Article 13. Compliance with Code Section 409A		17
13.1	Awards Subject to Code Section 409A	17
13.2	Deferral and/or Distribution Elections	17
13.3	Subsequent Elections	17
13.4	Distributions Pursuant to Deferral Elections	17
13.5	Six Month Delay	18
13.6	Death or Disability	18
13.7	No Acceleration of Distributions	18

Article 14. Withholding		18
14.1	Required Withholding	18
14.2	Notification under Code Section 83(b)	19

Article 15. Additional Provisions		19
15.1	Successors	19
15.2	Severability	19
15.3	Requirements of Law	19
15.4	Securities Law Compliance	19
15.5	Awards Subject to Claw-Back Policies	20
15.6	No Rights as a Stockholder	20
15.7	Nature of Payments	20
15.8	Non-Exclusivity of Plan	20
15.9	Governing Law	20
15.10	Unfunded Status of Awards; Creation of Trusts	20
15.11	Affiliation	20
15.12	Participation	20
15.13	Military Service	21
15.14	Construction	21
15.15	Headings	21
15.16	Obligations	21
15.17	No Right to Continue as Director	21
15.18	Stockholder Approval	21

-iii-

ADMA BIOLOGICS, INC.
2014 OMNIBUS INCENTIVE COMPENSATION PLAN

Article 1.
Effective Date, Objectives and Duration

1.1           Effective Date of the Plan.  ADMA Biologics, Inc., a Delaware corporation (the “Company”), adopted the 2014 Omnibus Incentive Compensation Plan (the “Plan”) on February 21, 2014 (the “Effective Date”), subject to approval by the Company’s stockholders.  The terms of the Plan are set forth herein.

1.2           Objectives of the Plan.  The Plan is intended (a) to allow selected employees of and consultants to the Company and its Affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Affiliates in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to provide annual cash incentive compensation opportunities that are competitive with those of other peer corporations, (c) to optimize the profitability and growth of the Company and its Affiliates through incentives which are consistent with the Company’s goals, (d) to provide Grantees with an incentive for excellence in individual performance, (e) to promote teamwork among employees, consultants and Non-Employee Directors, and (f) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

1.3           Duration of the Plan.  The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors of the Company (“Board”) to amend or terminate the Plan at any time pursuant to Article 12 hereof, until the earlier of February 21, 2023, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1           “Affiliate” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.2           “Award” means Options (including non-qualified options and Incentive Stock Options), SARs, Restricted Shares, Deferred Stock, Restricted Stock Units or Other Stock-Based Awards granted under the Plan.

2.3           “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof.  The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4           “Board” means the Board of Directors of the Company.

2.5           “CEO” means the Chief Executive Officer of the Company.

1

2.6           “Code” means the Internal Revenue Code of 1986, as amended from time to time.  References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.7           “Committee” or “Incentive Plan Committee” has the meaning set forth in Section 3.1(a).

2.8           “Compensation Committee” means the compensation committee of the Board.

2.9           “Common Stock”

 means the common stock, without par value, of the Company.

2.10           “Covered Employee”

 means a Grantee who, as of the last day of the fiscal year in which the value of an Award is recognizable as income for federal income tax purposes, is a “covered employee,” within the meaning of Code Section 162(m), with respect to the Company.

2.11           “Deferred Stock”

 means a right, granted under Article 9, to receive Shares at the end of a specified deferral period.

2.12           “Disability” or “Disabled”

 means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

(a)           Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and

(b)           In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Code Section 409A.  For purpose of Code Section 409A, a Grantee will be considered Disabled if:

(i)             the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii)             the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.13           “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.14           “Effective Date” has the meaning set forth in Section 1.1.

2.15           “Eligible Person” means any employee (including any officer) of, or non-employee consultant to, or Non-Employee Director of, the Company or any Affiliate, or potential employee (including a potential officer) of, or non-employee consultant to, the Company or an Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation.  Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, of an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.16           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.  References to a particular section of the Exchange Act include references to successor provisions.

2.17           “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise the SAR.

2

2.18           “Fair Market Value” means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on the established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or the preceding trading day.  Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded.  In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation 1.409A-1(b)(5)(iv)(B).

2.19           “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.20           “Grantee” means a person who has been granted an Award.

2.21           “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.22           “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.23           “Management Committee” has the meaning set forth in Section 3.1(b).

2.24           “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.25           “Option” means an option granted under Article 6 of the Plan.

2.26           “Other Stock-Based Award” means a right, granted under Article 10 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.27           “Performance-Based Exception” means the performance-based exception from the tax deductibility limitations of Code Section 162(m) contained in Code Section 162(m)(4)(C) (including the special provisions for options thereunder). Nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.28           “Performance Measures” has the meaning set forth in Section 4.4.

2.29           “Performance Period” means the time period during which performance goals must be met.

2.30           “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.31           “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.32            “Restricted Shares” means Shares, granted under Article 8, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.33           “Restricted Stock Units” are rights, granted under Article 9, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

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2.34           “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.35           “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.36           “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.37           “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.38            “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h).  For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service.  The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs for individuals providing services to the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller who provide services to a buyer after and in connection with such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.39           “Share” means a share of Common Stock, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.40           “Stock Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.41           “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.42           “Surviving Company” means the surviving corporation in any merger or consolidation, involving the Company, including the Company if the Company is the surviving corporation, or the direct or indirect parent company of the Company or such surviving corporation following a sale of substantially all of the outstanding stock of the Company.

2.43           “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled.  No Option or SAR granted under this Plan shall have a Term exceeding 10 years

2.44           “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Affiliate in the capacity of an employee, officer or consultant or with respect to an individual who is an employee or officer of or a consultant to an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company; provided, however, that if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

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Article 3.
Administration

3.1           Committee.

(a)           Subject to Article 11, and to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) appointed by the Board from time to time.  Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee.  To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3 or meet the Performance-Based Exception, the Committee shall consist of two or more directors of the Company, all of whom qualify as “outside directors” within the meaning of Code Section 162(m) and Section 16 Non-Employee Directors.  The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case if and to the extent the Board deems it appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 and the Performance-Based Exception as then in effect.

(b)           The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or are (or are expected to be) Covered Employees and/or are Section 16 Persons at the time any such delegated authority is exercised.

(c)           Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, the Board or the Compensation Committee to the extent Incentive Plan Committee, the Board or the Compensation Committee, as applicable, has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3 or meet the Performance-Based Exception, “Committee” shall include only the Incentive Plan Committee or the Compensation Committee.

3.2           Powers of Committee.  Subject to and consistent with the provisions of the Plan (including Article 11), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a)           to determine when, to whom and in what types and amounts Awards should be granted;

(b)           to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c)           to determine the benefit payable under any Dividend Equivalent or Other Stock-Based Award and to determine whether any performance or vesting conditions have been satisfied;

(d)           to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e)           to determine the Term of any Option or SAR;

(f)           to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

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(g)           to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h)           to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or if and to the extent specified in the Award Agreement automatically or at the election of the Committee (whether to limit loss of deductions pursuant to Code Section 162(m) or otherwise);

(i)           to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j)           to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k)           to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l)           to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m)           to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n)           to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o)           to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p)           to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles; provided, however, that in no event shall such adjustment increase the value of an Award for a person expected to be a Covered Employee for whom the Committee desires to have the Performance-Based Exception apply;

(q)           to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r)           to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

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Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action.  If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.  The Committee may delegate to officers or managers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan (subject to Sections 4.3 and 5.7(c)).

3.3           No Repricings.  Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having with a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without stockholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of stock that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under to Section 4.2.

Article 4.
Shares Subject to the Plan, Maximum Awards, and 162(m) Compliance

4.1           Number of Shares Available for Grants.  Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan shall be:

(a)           800,000 shares; plus

(b)           an annual increase to be added as of the first day of the Company’s fiscal year, beginning in 2015 and occurring each year thereafter through 2020, equal to the least of (i) 200,000 shares, (ii) 1% of the outstanding shares of Common Stock as of the end of the Company’s immediately preceding fiscal year, and (iii) any lesser number of shares determined by the Board; provided, however, that the aggregate number of shares available for issuance pursuant to such increases shall not exceed a total of 800,000 shares.

If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6.(b)) are forfeited or such Award otherwise terminates without the delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan.  For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan.  Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder.  Upon settlement of an SAR, the number of Shares underlying the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2           Adjustments in Authorized Shares and Awards; Liquidation, Dissolution or Change of Control.

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(a)           Adjustment in Authorized Shares and Awards.  In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any Award of Restricted Stock Units, Deferred Stock or other outstanding Share-based Award.  Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR (determined as if such Option or SAR was an Incentive Stock Option) to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b)           Merger, Consolidation or Similar Corporate Transaction.  In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards) and with respect to any vested and nonforfeitable Awards, the Committee may either (i) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction.  Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c)           Liquidation or Dissolution of the Company.  In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.  Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action.  Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

(d)           Deferred Compensation and Awards Intended to Comply With the Performance-Based Exception.  Notwithstanding the forgoing provisions of this Section 4.2,

(i)             if an Award (other than an Option or SAR) is intended to comply with the Performance-Based Exception, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c) until the earlier (i) the consummation of a change of control of the Company (as determined by the Committee in its sole discretion) or (ii) the attainment of the Performance Measure(s) upon which the Award is conditioned as certified by the Committee; and

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(ii)             if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company as described in Treasury Regulation Section 1.409A-3(i)(5).

4.3           Compliance with Section 162(m) of the Code.

(a)           Section 162(m) Compliance.  To the extent the Committee determines that compliance with the Performance-Based Exception is desirable with respect to an Award, this Section 4.3(a) shall apply.  Each Award that is intended to meet the Performance-Based Exception and is granted to a person the Committee believes is likely to be a Covered Employee at the time such Award is settled shall comply with the requirements of the Performance-Based Exception; provided, however, that to the extent Code Section 162(m) requires periodic stockholder approval of performance measures, such approval shall not be required for the continuation of the Plan or as a condition to grant any Award hereunder after such approval is required.  In addition, in the event that changes are made to Code Section 162(m) to permit flexibility with respect to the Award or Awards available under the Plan, the Committee may, subject to this Section 4.3, make any adjustments to such Awards as it deems appropriate.

(b)           Annual Individual Limitations.  Except as provided in Section 5.6(b), no Grantee may be granted Awards (other than Awards that cannot be settled in Shares) with respect to more than one million Shares in a single calendar year, subject to adjustment as provided in Section 4.2(a).  The maximum potential value of Awards to be settled in cash or property (other than Shares) that may be granted in any calendar year to any Grantee shall not exceed $1 mllion for all such Awards.

4.4           Performance-Based Exception Under Section 162(m).  Unless and until the Committee proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section 4.4, for Awards (other than Options or SARs) designed to qualify for the Performance-Based Exception, the objective Performance Measure(s) shall be chosen from among the following: the attainment by a Share a specified Fair Market Value for a specified period of time or within a specified period of time; earnings per Share; earnings per Share from continuing operations; total stockholder return; return on assets; return on equity; return on capital; earnings before or after taxes, interest, depreciation, and/or amortization; return on investment; interest expense; cash flow; cash flow from operations; revenues; sales; costs; assets; debt; expenses; inventory turnover; economic value added; cost of capital; operating margin; gross margin; net income before or after taxes; operating earnings either before or after interest expense and either before or after incentives or asset impairments; attainment of cost reduction goals; revenue per customer; customer turnover rate; asset impairments; financing costs; capital expenditures; working capital; strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets, and goals relating to acquisitions or divestitures; customer satisfaction, aggregate product price and other product price measures; safety record; service reliability; debt rating; and achievement of business and operational goals, such as market share, new products, and/or business development.  Any applicable Performance Measure may be applied on a pre- or post-tax basis.  The Committee may, on the Grant Date of an Award intended to comply with the Performance-Based Exception, and in the case of other grants, at any time, provide that the formula for such Award may include or exclude items to measure specific objectives, such as losses from discontinued operations, extraordinary gains or losses, the cumulative effect of accounting changes, acquisitions or divestitures, foreign exchange impacts and any unusual, nonrecurring gain or loss.  The levels of performance required with respect to Performance Measures may be expressed in absolute or relative levels and may be based upon a set increase, set positive result, maintenance of the status quo, set decrease or set negative result.  Performance Measures may differ for Awards to different Grantees.  The Committee shall specify the weighting (which may be the same or different for multiple objectives) to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award.  Any one or more of the Performance Measures may apply to the Grantee, a department, unit, division or function within the Company or any one or more Affiliates; and may apply either alone or relative to the performance of other businesses or individuals (including industry or general market indices).  For Awards intended to comply with the Performance-Based Exception, the Committee shall set the Performance Measures within the time period prescribed by Section 162(m) of the Code.

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The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Awards which are designed to qualify for the Performance-Based Exception may not (unless the Committee determines to amend the Award so that it no longer qualified for the Performance-Based Exception) be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward).  The Committee may not, unless the Committee determines to amend the Award so that it no longer qualifies for the Performance-Based Exception, delegate any responsibility with respect to Awards intended to qualify for the Performance-Based Exception.  All determinations by the Committee as to the achievement of the Performance Measure(s) shall be in writing prior to payment of the Award.

In the event that applicable laws change to permit Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, and still qualify for the Performance-Based Exception, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

Article 5.
Eligibility and General Conditions of Awards

5.1           Eligibility.  The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2           Award Agreement.  To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3           General Terms and Termination of Affiliation.  The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 12.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee.  Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services.  Except as otherwise determined by the Committee pursuant to this Section 5.3, all Options that have not been exercised, or any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested, or which have outstanding Performance Periods, at the time of a Termination of Affiliation shall be forfeited to the Company.

5.4           Nontransferability of Awards.

(a)           Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b)           No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

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(c)           Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement, Options (other than Incentive Stock Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee.  For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews.  Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement.  If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee.  A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d)           Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5           Cancellation and Rescission of Awards.  Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6           Stand-Alone, Tandem and Substitute Awards.

(a)           Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code; provided further that if the stand-alone, tandem or substitute Award is intended to qualify for the Performance-Based Exception, it must separately satisfy the requirements of the Performance-Based Exception.  If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award.  Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Stock Option.

(b)           The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value.  The limitations of Sections 4.1 and 4.3 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7           Compliance with Rule 16b-3.  The provisions of this Section 5.7 will not apply unless and until the Company has a class of stock that is registered under Section 12 of the Exchange Act.

(a)           Six-Month Holding Period Advice.  Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act:  (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

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(b)           Reformation to Comply with Exchange Act Rules.  To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c)           Rule 16b-3 Administration.  Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired.  Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8           Deferral of Award Payouts.  The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards.  If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and Article 13 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals.  Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.
Stock Options

6.1           Grant of Options.  Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2           Award Agreement.  Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3           Option Exercise Price.  The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4           Grant of Incentive Stock Options.  At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option.  Any Option designated as an Incentive Stock Option:

(a)           shall be granted only to an employee of the Company or a Subsidiary Corporation;

(b)           shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

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(c)           shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d)           shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e)           shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f)           shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g)           shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h)           shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5           Payment of Exercise Price.  Except as otherwise provided by the Committee in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a)           cash, personal check or wire transfer;

(b)           delivery of Common Stock owned by the Grantee prior to exercise, valued at their Fair Market Value on the date of exercise;

(c)           with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at their Fair Market Value on the date of exercise;

(d)           with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, each such share valued at the Fair Market Value of a Share on the date of exercise; or

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(e)           subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.
Stock Appreciation Rights

7.1           Issuance.  Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan.  Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6.  The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2           Award Agreements.  Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3           SAR Exercise Price.  The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4           Exercise and Payment.  Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)           The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b)           The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company.  The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised.  Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine.

7.5           Grant Limitations.  The Committee may at any time impose any other limitations upon the exercise of SARs which, in the Committee’s sole discretion, are necessary or desirable in order for Grantees to qualify for an exemption from Section 16(b) of the Exchange Act.

Article 8.
Restricted Shares

8.1           Grant of Restricted Shares.  Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

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8.2           Award Agreement.  Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine.  The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

8.3           Consideration for Restricted Shares.  The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4           Effect of Forfeiture.  If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture.  The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical.  Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5           Escrow; Legends.  The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan.  If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 9.
Deferred Stock and Restricted Stock Units

9.1           Grant of Deferred Stock and Restricted Stock Units.  Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine.  Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 13 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

9.2           Vesting and Delivery.

(a)           Delivery With Respect to Deferred Stock.  Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock.  An Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter.  Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

(b)           Delivery With Respect to Restricted Stock Units.  Delivery of Shares subject to a grant of Restricted Stock Units shall occur no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code.  Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Stock Units remains subject to a substantial risk of forfeiture, such Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

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9.3           Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units.  A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units.  Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate.

Article 10.
Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates.  Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards.  Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 9 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 11.
Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion.  Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards with respect to more than 400,000 Shares in a single calendar year, subject to adjustment as provided in Section 4.2(a).

Article 12.
Amendment, Modification, and Termination

12.1           Amendment, Modification, and Termination.  Subject to Section 12.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

12.2           Awards Previously Granted.  Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

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Article 13.
Compliance with Code Section 409A

13.1           Awards Subject to Code Section 409A.   The provisions of this Article 13 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

13.2           Deferral and/or Distribution Elections.  Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:

(a)           Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan.  An Election may but need not specify whether payment will be made in cash, Shares or other property.

(b)           Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such Performance Period.

(c)           Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

13.3           Subsequent Elections.  Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

(a)           No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b)           Each subsequent Election related to a distribution upon separation from service, a specified time, or a change in control as defined in Section 13.4(e) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c)           No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the first scheduled payment would otherwise be made.

13.4           Distributions Pursuant to Deferral Elections.  Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:

(a)           Separation from Service;

(b)           The date the Participant becomes Disabled (as defined in Section 2.12(b);

(c)           The Participant’s death;

(d)           A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Grantee in an Election complying with the requirements of Section 13.2 and/or 13.3, as applicable; or

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(e)           A change in control of the Company within the meaning of Treasury Regulation Section 1.409A-3(h)(5).

13.5           Six Month Delay.  Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

13.6           Death or Disability.  Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Participants Election.  If the Participant has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within 90 days following the date of the Participant’s death or Disability.

13.7           No Acceleration of Distributions.  This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or applicable regulations or rulings issued thereunder.

Article 14.
Withholding

14.1           Required Withholding.

(a)           The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i)             payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

(ii)             delivering part or all of the amount to be withheld in the form of Common Stock valued at its Fair Market Value on the Tax Date;

(iii)             requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv)             withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or SARs, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law.  An election by Grantee under this subsection is irrevocable.  Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash.  If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

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(b)           Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

14.2           Notification under Code Section 83(b).  If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code.  The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 15.
Additional Provisions

15.1           Successors.  All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

15.2           Severability.  If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan.  Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

15.3           Requirements of Law.  The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

15.4           Securities Law Compliance.

(a)           If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable.  In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 90 days.  All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

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(b)           If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

15.5           Awards Subject to Claw-Back Policies.  Notwithstanding any provisions herein to the contrary, if the Company has a class of stock that is registered under Section 12 of the Exchange Act, all Awards granted hereunder shall be subject to the terms of any recoupment policy currently in effect or subsequently adopted by the Board to implement Section 304 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") or Section 10D of the Exchange Act (or with any amendment or modification of such recoupment policy adopted by the Board) to the extent that such Award (whether or not previously exercised or settled) or the value of such Award is required to be returned to the Company pursuant to the terms of such recoupment policy.

15.6           No Rights as a Stockholder.  No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her.  Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement.  At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares.  Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued.  The Committee may in its discretion provide for payment of interest on deferred cash dividends.

15.7           Nature of Payments.  Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

15.8           Non-Exclusivity of Plan.  Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

15.9           Governing Law.  The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice of law.

15.10           Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

15.11           Affiliation.  Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to the Company or any Affiliate.

15.12           Participation.  No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

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15.13           Military Service.  Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

15.14           Construction.  The following rules of construction will apply to the Plan:  (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

15.15           Headings.  The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

15.16           Obligations.  Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

15.17           No Right to Continue as Director.  Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

15.18           Stockholder Approval.  All Awards granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders.

21

FOLD AND READ THE REVERSE SIDE

ADMA BIOLOGICS, INC.
465 State Route 17 South
Ramsey, New Jersey 07446

For The Annual Meeting To Be Held June 19, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF THE COMPANY

The undersigned hereby constitutes and appoints Adam S. Grossman and Brian Lenz, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all the shares of Common Stock, par value $0.0001 per share, of ADMA Biologics, Inc. (the “Company”) of which the undersigned is the record holder, standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. Eastern Time, on June 19, 2014 at the offices of Dentons US LLP at 1221 Avenue of the Americas, New York, New York 10020, and at any adjournment or postponement thereof, in accordance with the instructions noted below, and with discretionary authority with respect to such other matters as may properly come before such meeting or any adjournment or postponement thereof. Receipt of notice of such meeting, the proxy statement dated May 16, 2014, and the Company’s annual report on Form 10-K for the year ended December 31, 2013 is hereby acknowledged.

This Proxy will be voted in accordance with the stockholder’s specifications hereon. In the absence of any such specification, this Proxy will be voted “For” Proposals 1, 2 and 3.

If any other business is presented at the Annual Meeting, this proxy will be voted by the above-named proxies at the direction of a majority of the Board. At the present time, the Board knows of no other business to be presented at the Annual Meeting. In addition, if the Annual Meeting is required to be adjourned for any reason, this proxy will be voted by the above-named proxies at the direction of a majority of the Board.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND READ THE REVERSE SIDE

PROXY
 Please mark your votes like this ☒
The undersigned hereby revokes any proxies heretofore given and directs said attorneys to act or vote as follows:

1. To elect two directors to serve on the Company’s Board as Class I directors for a term of three years, respectively, until their successors are elected and qualified.

Class I Directors

01	Dov A. Goldstein, M.D.

02	Bryan E. Fong

☐	Vote FOR both nominees listed (except as marked) ☐	Vote WITHHOLD AUTHORITY to vote for both nominees listed

FOR all nominees listed, except that authority to vote withheld for the following nominee(s): Write the number(s) of the nominee(s) in the box provided to the right.

2. To approve the ADMA Biologics, Inc. 2014 Omnibus Incentive Compensation Plan.	☐	For	☐	Against	☐	Abstain

3. To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014.	☐	For	☐	Against	☐	Abstain

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Date
Signature
Signature
NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, trustee, administrator, executor, guardian, etc., please indicate your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer, giving full title as such. If a partnership, please sign in full partnership name by authorized person.

Please complete and date this proxy and return it promptly

in the enclosed postage-prepaid envelope.